RevenueShares ETF Trust

	Cusip	NYSE

RevenueShares Large Cap Fund	761396100	RWL
RevenueShares Mid Cap Fund	761396209	RWK
RevenueShares Small Cap Fund	761396308	RWJ
RevenueShares Financials Sector Fund	761396506	RWW
RevenueShares ADR Fund	761396605	RTR
RevenueShares Navellier Overall A-100 Fund	761396704	RWV

Prospectus

Dated October 31, 2008, as supplemented November 21, 2008

RevenueShares ETF Trust (the “Trust”) is a registered investment company. This Prospectus relates solely to the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Financials Sector Fund, RevenueShares ADR Fund and the RevenueShares Navellier Overall A-100 Fund (each, a “Fund,” and together, the “Funds”). Each Fund is an “exchange-traded fund,” the shares (“Shares”) of which are listed on the NYSE Arca, Inc. (“NYSE Arca”), and trade at market prices. The market price for a Fund’s Shares may be different from its net asset value per share (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems Shares at NAV only in large blocks, typically consisting of 50,000 Shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares of each Fund are not redeemable securities of the Funds.

You should consider a Fund’s investment objectives, risks, charges and expenses carefully before investing. For other information about the Funds, please call 1-877-738-8870 or visit www.revenuesharesetfs.com. Please read the Prospectus carefully before investing.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured. May lose value. No bank guarantee.

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Overview

This Prospectus provides the information you need to make an informed decision about investing in the Funds. It contains important facts about the Trust as a whole and each Fund.

Each Fund is an exchange-traded fund (“ETF”). Shares of each Fund are listed on the NYSE Arca and are traded at market prices that may differ from their NAV.

VTL Associates, LLC (“VTL” or “Management”) is the investment adviser to each Fund. Mellon Capital Management Corporation (“Mellon Capital”) serves as sub-adviser to each Fund.

Investment Objective

Each Fund’s investment objective is to outperform the total return performance of the Fund’s corresponding benchmark index. For purposes of each Fund’s investment objective, “total return” refers to a combination of capital appreciation and income. Each Fund’s investment objective may be changed without shareholder approval (although a Fund will provide advance notice to shareholders at least 60 days before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

Principal Investment Strategies

Each Fund seeks to achieve its investment objective by attempting to replicate the portfolio of its corresponding RevenueShares Index. Each RevenueShares Index is constructed using a rules-driven methodology, which re-weights the constituent securities of a benchmark index according to the revenue earned by the companies in that index, subject to certain tax diversification requirements and, for the RevenueShares Navellier Overall A-100 Index, a maximum 7% per-company weighting. The resulting RevenueShares Index contains the same securities as the corresponding benchmark index, but in different proportions.

Most traditional securities indexes and index funds determine the proportion, or “weighting,” of each constituent security based on each security’s market capitalization (that is, its stock price multiplied by the number of outstanding shares). This means that the securities of companies with larger market capitalizations will generally be more heavily weighted in the index. By re-weighting traditional capitalization-weighted securities indexes according to other criteria, it may be possible for a revenue-weighted index to outperform the capitalization-weighted index over time. For more information regarding the revenue-weighting methodology, see the section entitled “The RevenueShares Indexes” in this Prospectus.

From time to time, a Fund will purchase or sell certain of its portfolio securities to reflect changes to the constituent securities of the corresponding RevenueShares Index. The Funds will also rebalance their portfolio securities promptly following the annual rebalancing of the RevenueShares Indexes and, with respect to the RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund, promptly following the quarterly reconstitutions of their respective RevenueShares Indexes. The Funds do not seek temporary defensive positions when equity markets decline or appear to be overvalued. Outside of the annual or quarterly rebalancings, each Fund’s portfolio (following its corresponding RevenueShares Index) typically will be reconstituted only when: (1) a security in the related benchmark index is altered due to corporate actions such as price adjustments, stock splits, or delisting from an exchange; or (2)

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when securities are added to or deleted from the related benchmark index (except with respect to the RevenueShares ADR Fund, which typically reflects additions to and deletions from the S&P ADR Index, its related benchmark index, on a quarterly basis).

Each Fund’s intention is to replicate the constituent securities of the corresponding RevenueShares Index as closely as possible. However, the Funds may, in VTL’s discretion, remain invested in securities that were deleted from the Fund’s corresponding RevenueShares Index until VTL next rebalances the Fund in connection with the annual or quarterly rebalancings or reconstitutions of the RevenueShares Indexes. Also, when a replication strategy could have adverse consequences to Fund shareholders, a Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of its corresponding RevenueShares Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. A representative sampling might be utilized when (1) practical difficulties or substantial costs would be involved in compiling all of the securities in the corresponding RevenueShares Index, (2) the constituent securities are too numerous to efficiently purchase or sell, or (3) a component security becomes temporarily unavailable or relatively illiquid.

The RevenueShares Financials Sector Fund will concentrate its investments in the industry represented by its benchmark index, meaning that it may invest more than 25% of its total assets in that industry. The RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund are also non-diversified, meaning they may invest a greater proportion of their total assets in shares of a particular issuer than a diversified fund.

RevenueShares Large Cap Fund

Exchange Trading Symbol: RWL      Cusip Number: 761396100

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500 by investing in the constituent securities of the S&P 500 in the same proportions as the RevenueShares Large Cap Index.

The S&P 500 is a stock market index comprised of a representative sample of common stocks of 500 leading companies in leading industries of the United States economy selected by Standard & Poor’s®. As of December 31, 2007, the largest market capitalization of a company in the S&P 500 was approximately $511.89 billion, and the smallest market capitalization was approximately $710 million. The average market capitalization of companies in the S&P 500 on this date was approximately $25.74 billion and the median market capitalization was approximately $12.03 billion.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of large capitalization companies included in the S&P 500 Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines large capitalization companies as companies that are included in the S&P 500 at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

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RevenueShares Mid Cap Fund

Exchange Trading Symbol: RWK      Cusip Number: 761396209

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P MidCap 400 by investing in the constituent securities of the S&P MidCap 400 in the same proportions as the RevenueShares Mid Cap Index.

The S&P MidCap 400 is a stock market index comprised of common stock of 400 mid-sized companies selected by Standard & Poor’s®. As of December 31, 2007, the largest market capitalization of a company in the S&P MidCap 400 was approximately $12.40 billion, and the smallest market capitalization was approximately $260 million. The average market capitalization of companies in the S&P MidCap 400 on this date was approximately $2.82 billion and the median market capitalization was approximately $2.42 billion.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of mid capitalization companies included in the S&P MidCap 400 Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines mid capitalization companies as companies that are included in the S&P MidCap 400 at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

RevenueShares Small Cap Fund

Exchange Trading Symbol: RWJ      Cusip Number: 761396308

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P SmallCap 600 by investing in the constituent securities of the S&P SmallCap 600 in the same proportions as the RevenueShares Small Cap Index.

The S&P SmallCap 600 is a stock market index comprised of 600 common stocks of small-cap companies selected by Standard & Poor’s® based on inclusion criteria to ensure that they are investable and financially viable. As of December 31, 2007, the largest market capitalization of a company in the S&P SmallCap 600 was approximately $4.90 billion, and the smallest market capitalization was approximately $60 million. The average market capitalization of companies in the S&P SmallCap 600 on this date was approximately $880 million and the median market capitalization was approximately $640 million.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of small capitalization companies included in the S&P SmallCap 600 Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines small capitalization companies as companies that are included in the S&P SmallCap 600 at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

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RevenueShares Financials Sector Fund

Exchange Trading Symbol: RWW      Cusip Number: 761396506

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Financials Index by investing in the constituent securities of the S&P 500® Financials Index in the same proportions as the RevenueShares Financials Sector Index.

The S&P 500® Financials Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Financials sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes companies involved in activities such as: banking; mortgage finance; consumer finance; specialized finance; investment banking and brokerage; asset management and custody; corporate lending; insurance; financial investment; and real estate, including real estate investment trusts (“REITs”).

Under normal circumstances, the Fund will invest at least 80% of its net assets in Financials companies included in the S&P 500® Financials Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Financials companies as companies that are included in the S&P 500® Financials Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

RevenueShares ADR Fund

Exchange Trading Symbol: RTR      Cusip Number: 761396605

The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P ADR Index by investing in the constituent securities of the S&P ADR Index in the same proportions as the RevenueShares ADR Index. The RevenueShares ADR Index is constructed using a rules-driven methodology, which re-weights the constituent securities of the S&P ADR Index according to the revenue earned by the companies in that index, subject to certain tax diversification requirements. The RevenueShares ADR Index generally contains the same securities as the S&P ADR Index, but in different proportions. Constituent securities that are added to or removed from the S&P ADR Index during a calendar quarter are generally added to and removed from the RevenueShares ADR Index on a quarterly basis.

The S&P ADR Index is a U.S. dollar denominated version of the S&P Global 1200 Ex U.S. Index and is based on the non-U.S. stocks of the S&P Global 1200. American Depositary Receipts (“ADRs”) are certificates that represent a U.S. dollar denominated equity ownership in a foreign company and offer U.S. investors the same economic benefits enjoyed by the shareholders of that company. Typically, ADRs are listed and traded on U.S. exchanges and trade in U.S. dollars just like any other U.S.-domiciled security. Since not all foreign companies offer ADR programs, the S&P ADR Index is made up of those companies from the S&P Global 1200 who make available ADRs that are offered or listed on a U.S. exchange, global shares or, in the case of Canadian equities, ordinary shares, all of which are traded on a U.S. exchange.

Under normal circumstances, the Fund will invest at least 80% of its net assets in ADRs included in the S&P ADR Index and generally expects to be substantially invested at such times, with at

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least 95% of its net assets invested in these securities. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

RevenueShares Navellier Overall A-100 Fund

Exchange Trading Symbol: RWV      Cusip Number: 761396704

The Fund seeks to achieve its investment objective of outperforming the total return performance of the Navellier Overall A-100 Index by investing in the constituent securities of the Navellier Overall A-100 Index in the same proportions as the RevenueShares Navellier Overall A-100 Index. The Navellier Overall A-100 Index is constructed from companies that are traded on the New York Stock Exchange, Nasdaq Stock Exchange or American Stock Exchange that have over 2,500 shares traded daily, a closing price over $1, and companies that have been public for at least one year.

This universe of companies is narrowed through a combination of quantitative and fundamental screens to select the top 100 of the total universe. This is accomplished by implementing a multi-factor model that encompasses nine factors, one of which is quantitative based and eight that are fundamental. The quantitative factor begins with a computer-driven analysis based on Modern Portfolio Theory. The Index calculates reward (alpha) and risk (standard deviation) characteristics for the universe of approximately 4,800 stocks. Trailing 52-week “alphas” (measure of return independent of the market) are divided by trailing 52-week “standard deviations” (measure of volatility or risk) to create a “reward/risk” ratio. This factor has the highest weight in the Navellier Overall A-100 Index.

The Navellier Overall A-100 Index then calculates the following fundamental factors:

1. Sales Growth

2. Operating Margin Growth

3. EPS Growth

4. Earnings Revisions

5. Earnings Surprise

6. Earnings Momentum

7. Return of Equity

8. Free Cash Flow

All eight fundamental factors are equally weighted and combined with the Quantitative Score. Each stock in this universe is percentile ranked and the top 100 stocks of the total universe comprise the final Navellier Overall A-100 Index. The Navellier Overall A-100 Index is rebalanced and reconstituted quarterly. Navellier is not affiliated with the Funds or their investment advisers.

The RevenueShares Navellier Overall A-100 Index is constructed using a rules-driven methodology, which re-weights the constituent securities of the Navellier Overall A-100 Index according to the revenue earned by the companies in that index, subject to certain tax diversification requirements and a maximum 7% per-company weighting. The RevenueShares Navellier Overall A-100 Index generally contains the same securities as the Navellier Overall A-100 Index, but in different proportions. The RevenueShares Navellier Overall A-100 Index is reconstituted quarterly according to September 30 weightings promptly following the

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reconstitution of the Navellier Overall A-100 Index. See “The RevenueShares Indexes” for more information.

Under normal circumstances, the Fund will invest at least 80% of its net assets in companies included in the Navellier Overall A-100 Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

Principal Risk Factors

Investing in any exchange traded fund, including the Funds, involves risk, including the risk that you may lose part or all of the money you invest. Each Fund is subject to the principal risks described below, unless indicated otherwise. Some or all of these risks may adversely affect a Fund’s NAV, trading price, total return and/or a Fund’s ability to meet its objectives.

Investment Approach Risk

The alternate weighting approach employed by the RevenueShares Indexes and the Funds, while designed to enhance potential returns compared to the benchmark indexes, may not produce the desired results. Using revenues as a weighting measure is no guarantee that a RevenueShares Index or a Fund will outperform its corresponding benchmark index. This approach may cause a RevenueShares Index or a Fund to underperform its corresponding benchmark index. Revenue weighting may underperform, for example, when the market does not respond to revenue reports, or where the market reacts disproportionately to disappointing revenue reports as compared to positive revenue reports. Revenue weighting may also underperform during a momentum market when the stock price of a narrow group of companies moves rapidly above their stated revenues, as was common during the 1998-1999 technology bubble, causing the RevenueShares Indexes to allocate less to companies with rising market capitalizations. Performance of a RevenueShares Index or a Fund is not expected to correlate with the performance of its corresponding benchmark index. Moreover, because the RevenueShares Indexes are only rebalanced annually, a RevenueShares Index may not incorporate market information about a constituent company’s current revenues over the course of the year. Quarterly rebalancing of the RevenueShares Indexes in order to meet certain tax diversification requirements may also cause a RevenueShares Index or a Fund to underperform its corresponding benchmark index.

Stock Market Risk

Stock market risk is the risk that broad movements in financial markets will adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments a Fund makes. There is also a risk that the price of one or more of the securities or other instruments in a Fund’s portfolio will fall. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Trading Risks

There can be no assurance that an active trading market for Fund Shares will develop or be maintained. Although it is expected that the Shares of the Funds will be listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained. This principal

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risk applies only to investors who will buy and sell Shares of the Funds in secondary market transactions on the NYSE Arca through brokers and does not apply to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to a Fund.

Lack of Market Liquidity

Trading of Shares of a Fund on the NYSE Arca or another national securities exchange may be halted if exchange officials deem such action appropriate, if a Fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If a Fund’s Shares are delisted, the Fund may seek to list its Shares on another market, merge with another ETF or traditional mutual fund, or redeem its Shares at NAV. Management believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. This principal risk applies only to investors who will buy and sell Shares of the Funds in secondary market transactions on the NYSE Arca through brokers and does not apply to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to a Fund.

Shares of the Funds May Trade at Prices Other Than NAV

It is expected that the Shares of each Fund will be listed for trading on the NYSE Arca and will be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares of each Fund will approximate the respective Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of a Fund in the secondary market, and you may receive less than NAV when you sell those Shares in the secondary market.

The market price of Fund Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Fund Shares are most likely to trade at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which is when you may most want to sell your Shares. Management believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Non-Correlation Risk

A Fund’s return may not match the return of its corresponding RevenueShares Index for a number of reasons. For example, each Fund incurs a number of operating expenses not applicable to its corresponding RevenueShares Indexes, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding RevenueShares Index. A Fund may not be fully invested at times, in which case holding cash balances may prevent it from replicating its corresponding RevenueShares Index. If a Fund utilizes a representative sampling approach, its return may not correlate as well with the return on its corresponding RevenueShares Index, as would be the case if it purchased all of the stocks in the corresponding RevenueShares Index with the same weightings as the corresponding RevenueShares Index.

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Risks Specific to Each Fund

Increased Volatility (RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund)

The RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund are subject to certain risks associated with increased volatility in the price of small and medium capitalization companies (including those trading as global shares) and ADRs. Increased volatility may result from increased cash flows to these Funds and other ETFs in the market that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as global shares) and ADRs, which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease. To the extent that an index or benchmark’s methodology is rules-based and transparent, any price increase or decrease generally would be expected to be smaller than the increase or decrease resulting from a change to a non-transparent index or benchmark (because the transparency of the index or benchmark likely would provide the market with more notice of such change). Because it is impossible to predict when and how market participants will react to announced changes in the constituent securities of a Fund’s benchmark index (and its corresponding RevenueShares Index), the Funds cannot predict when and how these changes will impact the market price and NAV of a Fund.

Small and Medium Capitalization Stock Risk (RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund and RevenueShares Navellier Overall A-100 Fund)

The RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund and RevenueShares Navellier Overall A-100 Fund are subject to certain risks associated with investments in small and medium capitalization companies. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Securities of small and medium capitalization companies may also pay no, or only small, dividends. Small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of small and medium capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of small and medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.

The RevenueShares Mid Cap and Small Cap Indexes strive to mitigate this liquidity risk by using S&P indexes as benchmark indexes. Though revenue weighting may, during momentum markets, result in heavier allocation to less liquid securities within a corresponding S&P index, investing in securities included in the benchmark S&P indexes helps mitigate the overall liquidity risk because Standard & Poor’s® uses liquidity as a primary screening factor in selecting the constituent securities of its indexes.

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Concentration Risk (RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund)

From time to time, because each of the RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund’s corresponding benchmark index may be concentrated, the Fund may be concentrated. A Fund may be adversely affected by the performance of the securities in a particular industry and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry.

Non-Diversification Risk (RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund)

Each of the RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund is non-diversified and, as a result, may have greater volatility than other diversified funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on a Fund’s Share price. Each Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

Financials Sector Risk (RevenueShares Financials Sector Fund)

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and adversely affected by natural disasters. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs).

ADR Risk (RevenueShares ADR Fund)

The RevenueShares ADR Fund holds the securities of foreign companies in the form of ADRs, global shares or, in the case of Canadian equities, ordinary shares. Global shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S and are represented by the same share certificate in both the U.S. and the home market. Global shares may also be eligible to list on exchanges in addition to the United States and home country. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs are designed for use in the U.S. securities markets. Separate registrars in the United States and home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. Registrar.

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The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Global shares may trade in their home market in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the ADR or global shares and, therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

In addition, although the ADRs, global shares and ordinary shares in which the Fund invests are listed on major U.S. exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. The price at which the Fund’s securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the securities are limited or absent or if bid/ask spreads are wide.

Foreign Market Risk (RevenueShares ADR Fund)

Since global shares and the underlying securities of ADRs in the RevenueShares ADR Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares of the Fund.

Growth Style Investing (RevenueShares Navellier Overall A-100 Fund)

The investment methodology used to select securities in the Navellier Overall A-100 Index involves a growth strategy. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical levels, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Portfolio Turnover Risk (RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund)

Because the RevenueShares ADR Index and RevenueShares Navellier Overall A-100 Index are reconstituted quarterly, the RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on a Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

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Performance

There is no performance information presented for the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund or RevenueShares Small Cap Fund, as these Funds have been in existence for less than one calendar year. There is no performance information presented for the RevenueShares Financials Sector Fund, RevenueShares ADR Fund or RevenueShares Navellier Overall A-100 Fund, as those Funds had not commenced investment operations as of the date of this Prospectus.

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Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Funds. The fees are expressed as a percentage of the Fund’s average net assets. You may also incur customary brokerage charges when buying or selling Fund Shares.

	Large Cap	Mid Cap	Small Cap	Financials
	Fund	Fund	Fund	Sector Fund

Shareholder Fees (fees paid directly from
investments in Creation Units)(1)

Creation Transaction Fees

Through NSCC	$2,500	$2,000	$3,000	$500

Outside NSCC and Custom Orders	up to	up to	up to	up to
	$10,000	$8,000	$12,000	$2,000

Redemption Transaction Fees

Through NSCC	$2,500	$2,000	$3,000	$500

Outside NSCC and Custom Orders	up to	up to	up to	up to
	$10,000	$8,000	$12,000	$2,000

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.45%	0.50%	0.50%	0.45%

Distribution and/or Service (12b-1) Fees (2)	0.00%	0.00%	0.00%	0.00%

Other Expenses (3)	1.87%	4.43%	4.53%	0.78%

Total Annual Fund Operating Expenses	2.32%	4.93%	5.03%	1.23%

Less Management Fee Waiver/Expense	(1.83%)	(4.39%)	(4.49%)	(0.74%)
Reimbursement (4)

Net Annual Fund Operating Expenses	0.49%	0.54%	0.54%	0.49%

	ADR Fund	Navellier
		Overall A-100
		Fund

Shareholder Fees (fees paid directly from
investments in Creation Units) (1)

Creation Transaction Fees

Through NSCC	$2,500	$500

Outside NSCC and Custom Orders	up to	up to
	$10,000	$2,000

Redemption Transaction Fees

Through NSCC	$2,500	$500

Outside NSCC and Custom Orders	up to	up to
	$10,000	$2,000

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.60%	0.60%

Distribution and/or Service (12b-1) Fees (2)	0.00%	0.00%

Other Expenses (3)	0.10%	0.05%

Total Annual Fund Operating Expenses	0.70%	0.65%

Less Management Fee Waiver/Expense	(0.21%)	(0.05%)
Reimbursement (4)

Net Annual Fund Operating Expenses	0.49%	0.60%

The following example is intended to help retail investors compare the cost of investing in each Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in a Fund for the time periods

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indicated and then redeemed all of the Shares at the end of those periods. This example assumes that a Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors will pay to buy and sell Shares of a Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

RevenueShares Large Cap Fund	$50	$548

RevenueShares Mid Cap Fund	$55	$1086

RevenueShares Small Cap Fund	$55	$1106

RevenueShares Financials Sector Fund	$50	$317

RevenueShares ADR Fund	$50	$203

RevenueShares Navellier Overall A-100 Fund	$61	$203

(1) These Shareholder Fees apply to purchases and redemptions of Creation Units only. See “Creation Transaction Fees and Redemption Fees” below. These fees would not apply to Shares that are purchased and sold on the NYSE Arca exchange, although customary brokerage fees may apply.

(2) The Trust has adopted a Distribution and Service Plan pursuant to which each Fund may be subject to an annual Rule 12b-1 fee of up to 0.25% . The Trust’s Board has not implemented this fee, however, and will not do so for at least one year from the date of this Prospectus.

(3) “Other Expenses” are based on estimated amounts for the current fiscal year for the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund. “Other Expenses” have been estimated for the remaining Funds’ initial fiscal year assuming net assets of $25 million per Fund. Such expenses may be higher if a Fund’s net assets are less than $25 million at the end of its initial fiscal year, or lower if a Fund’s net assets exceed $25 million at the end of its initial fiscal year.

(4) The Trust and VTL have entered into a written fee waiver and expense reimbursement agreement pursuant to which VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep each Fund’s expenses from exceeding the “Net Annual Fund Operating Expenses” shown in the table above. This agreement will remain in effect and will be contractually binding for at least one year from the date of this Prospectus.

Creation Transaction Fees and Redemption Transaction Fees

The Funds issue and redeem Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee is charged to each purchaser of Creation Units.1 The following chart describes the standard creation transaction fee for each Fund.

RevenueShares Large Cap Fund	$2,500

RevenueShares Mid Cap Fund	$2,000

RevenueShares Small Cap Fund	$3,000

RevenueShares Financials Sector Fund	$500

RevenueShares ADR Fund	$2,500

RevenueShares Navellier Overall A-100 Fund	$500

The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of November 12, 2008 was $741,500 for the RevenueShares Large Cap Fund, $715,000 for the RevenueShares Mid Cap Fund, $770,500 for the RevenueShares Small Cap Fund and $1,250,000 for the RevenueShares

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Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. The following chart describes the standard redemption fee for each Fund.

RevenueShares Large Cap Fund	$2,500

RevenueShares Mid Cap Fund	$2,000

RevenueShares Small Cap Fund	$3,000

RevenueShares Financials Sector Fund	$500

RevenueShares ADR Fund	$2,500

RevenueShares Navellier Overall A-100 Fund	$500

Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. The following example is intended to help investors who hold Creation Units compare the cost of investing in Creation Units of each Fund with the cost of investing in Creation Units of other funds. Assuming an investment in a Creation Unit of $741,500 for the RevenueShares Large Cap Fund, $715,000 for the RevenueShares Mid Cap Fund, $770,500 for the RevenueShares Small Cap Fund and $1,250,000 for the RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund and a 5% return each year, and assuming a Fund’s operating expenses remain the same, the total costs if the Creation Unit is redeemed would be:

	1 Year	3 Years

RevenueShares Large Cap Fund	$8,715	$45,643

RevenueShares Mid Cap Fund	$7,947	$81,642

RevenueShares Small Cap Fund	$10,253	$91,199

RevenueShares Financials Sector Fund	$7,263	$40,623

RevenueShares ADR Fund	$11,263	$30,347

RevenueShares Navellier Overall A-100 Fund	$8,665	$26,376

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.2 The creation fee, redemption fee and variable fee are not expenses of the Funds and do not impact a Fund’s expense ratio. Also, investors who are not Authorized Participants, as that term is defined in “Creations, Redemptions and Transaction Fees,” may incur additional costs by purchasing Creation Units through an Authorized Participant or having a broker make such a purchase on their behalf.3

(1)	See the “Creations, Redemptions and Transaction Fees” section of this Prospectus.

(2)	The purpose of the transaction fee is to protect the existing shareholders of the Funds from the dilutive costs associated with the purchase and redemption of Creation Units. Each Fund recoups the settlement costs charged by NSCC and The Depository Trust Company (“DTC”) by imposing a transaction fee on investors purchasing or redeeming Creation Units. For this reason, investors purchasing or redeeming through the DTC process generally will pay a higher transaction fee than will investors doing so through the NSCC process. The transaction fee also may recoup other expenses incurred in the transfer of securities to a Fund in connection with a purchase of Creation Units, as well as the transfer by a Fund of portfolio securities in connection with a redemption of Creation Units, with such expenses possibly including custody fees, brokerage costs, and stamp taxes.

\(3)	See the “Creation and Redemption of Creation Unit Aggregations” section of the Trust’s Statement of

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Additional Information (the “SAI”).

Management of the Funds

The Investment Adviser and Sub-Adviser

VTL, located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103, serves as the investment adviser to each Fund. As investment adviser, VTL has overall responsibility for the general management and administration of the Trust and provides an investment program for each Fund. VTL also supervises the sub-adviser’s day-today management of the Funds.

Mellon Capital acts as the sub-adviser for each Fund pursuant to a sub-advisory agreement with VTL (the ‘‘Sub-Advisory Agreement’’). Mellon Capital is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation, with its principal offices located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is compensated for its services from the management fees paid to VTL by the Trust. Mellon Capital is responsible for the day-to-day trading, rebalancing and cash management of each Fund’s assets.

VTL will receive fees from each Fund, at an annual rate based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee

RevenueShares Large Cap Fund	0.45%

RevenueShares Mid Cap Fund	0.50%

RevenueShares Small Cap Fund	0.50%

RevenueShares Financials Sector Fund	0.45%

RevenueShares ADR Fund	0.60%

RevenueShares Navellier Overall A-100 Fund	0.60%

VTL has agreed to reduce fees and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.49% of average daily net assets for the RevenueShares Large Cap Fund, RevenueShares Financials Sector Fund and RevenueShares ADR Fund, 0.54% for the RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund and 0.60% for the RevenueShares Navellier Overall A-100 Fund. VTL, from its own resources, including profits from advisory fees received from the Funds, also may make payments to broker-dealers and other financial institutions in connection with the distribution of the Funds’ Shares.

Each Fund is responsible for all of its expenses, including: the investment advisory fees (except for sub-advisory fees, which are paid by VTL as described above); costs of transfer agency, custody, fund administration, legal, audit and other services; interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions; Rule 12b-1 fees (if any); and extraordinary expenses (including merger-related expenses, if any).

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VTL makes certain “revenue sharing” payments out of its own profits in order to support the distribution of the Funds’ Shares. Currently, VTL has entered into such an arrangement with Pacer Financial Inc., the Funds’ wholesaler. VTL, at its own expense, also pays Foreside Fund Services, LLC (“Foreside” or, the “Distributor”) a fee for certain distribution-related services. Neither of these entities sells Fund Shares directly to the retail public through the NYSE Arca.

With respect to the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund, the basis for the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreement is available in the Funds' Annual Report to Shareholders for the period ended June 30, 2008. With respect to the RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund, the basis for the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreement will be available in the Funds' Semi-Annual Report to Shareholders for the period ending December 31, 2008.

The Portfolio Managers

Vincent T. Lowry serves as a portfolio manager for each Fund and has ultimate responsibility for the investment management of each Fund. Mr. Lowry is responsible for the overall supervision of the investment management program of each Fund. This includes: supervising the consistency of portfolio security weighting allocations as compared to each Fund’s corresponding RevenueShares Index; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; and monitoring corporate developments in constituent securities to ensure that reconstitutions are done according to the predetermined process described below in “The RevenueShares Indexes.” Mr. Lowry is the Chief Executive Officer of VTL and has been with VTL since founding it in 2004. Prior to that, Mr. Lowry was an investment consultant with a major financial institution for more than eighteen years.

Investment decisions for each of the Funds are made by a team of portfolio managers. The individual members of Mellon Capital’s East Coast Equity Index Strategies team responsible for the day-to-day management of the equity portfolios are Denise Krisko and Steven Wetter.

Ms. Krisko is a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital with over 15 years of investment experience. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors since August of 2005. Prior to joining The Bank of New York, from 2000 to 2004, Ms. Krisko held various senior investment positions with Deutsche Asset Management and Northern Trust, including quantitative strategies director, senior portfolio manager and trader. From 1991 to 2000, she was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Ms. Krisko attained the Chartered Financial Analyst ("CFA") designation. She graduated with a BS from Pennsylvania State University, and obtained her MBA from Villanova University.

Mr. Wetter is a Vice President and Senior Portfolio Manager of Equity Index Strategies, obtained his MBA from New York University, Stern School of Business and has 20 years of investment experience. Prior to joining the team, he worked as portfolio manager and trader at Bankers Trust and continued in that role as the division was sold to Deutsche Bank in 1999 and Northern

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Trust in 2003. Previously Mr. Wetter held positions in the financial industry as part of the International Equity team at Scudder Stevens and Clark.

The Trust’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Shares in the Funds.

The RevenueShares Indexes

Each RevenueShares Index is constructed using an alternative revenue-weighted approach that contains most, if not all, of the same securities as the corresponding benchmark index, but in different proportions. Each Fund is licensed, free of charge, to use its corresponding RevenueShares Index. Standard & Poor’s® serves as the index provider and is responsible for compiling, sponsoring and maintaining each RevenueShares Index.

The RevenueShares methodology weights each constituent member of the RevenueShares Index using each constituent security’s 1-year trailing revenue as of the 3rd quarter ending September 30 as the numerator, and the cumulative revenues of all companies in the RevenueShares Index as the denominator, subject to certain asset diversification requirements implemented on the last day of each calendar quarter, as necessary, to allow the Funds to qualify as regulated investment companies under the Internal Revenue Code, and, with respect to the RevenueShares Navellier Overall A-100 Index, a cap of 7% on any one component security’s weighting. For more detailed information, see “Asset Diversification Rebalancing” in the SAI. Accelerating revenues will only lead to higher weightings when a constituent company’s revenue represents a greater percentage of the total revenues of all companies in the index.

The securities in each RevenueShares Index are re-weighted annually by Standard & Poor’s® in December, using a rules-based methodology based on September 30 revenues, and quarterly, as necessary, to satisfy asset diversification requirements. In addition, the RevenueShares ADR Index is rebalanced and reconstituted quarterly based on September 30 revenues in order to reflect ADRs that have been added to or removed from the S&P ADR Index, and the RevenueShares Navellier Overall A-100 Index is reconstituted quarterly based on September 30 revenues to reflect quarterly changes in the Navellier Overall A-100 Index. Outside of the annual and quarterly rebalancings and any rebalancings to meet asset diversification requirements, the RevenueShares Indexes will be reconstituted by Standard & Poor’s® only when: (1) a security in the related benchmark index is altered due to corporate actions; or (2) when new securities are added to or deleted from the related benchmark index (except for the RevenueShares ADR Index, which reflects additions to and deletions from the S&P ADR Index during the previous calendar quarter at the end of each quarter). These reconstitutions may be as frequently as daily, and, with respect to the RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund, will likely occur at least quarterly.

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Typical examples of corporate actions include those associated with price adjustments. When these corporate actions take place, prices are adjusted at the opening of trading by the applicable stock exchange. For example, when a company declares a dividend, the price of the stock opens on the ex-dividend date at a price below the prior day’s close to reflect the payment of the dividend to record shareholders, which affects capitalization. For each such price adjustment, the proportion of a stock’s representation in the RevenueShares Index will be adjusted to return the stock to its pre-adjusted weightings. Dividends of constituent securities will be deemed to have been reinvested pro rata by company weighting in the applicable RevenueShares Index. Similarly, rights offerings will be deemed to have been sold for cash and reinvested pro rata by company weighting in the applicable RevenueShares Index. Another example of a corporate action is a stock split. A stock split reflects an increase in a company’s outstanding shares, but will not affect the company’s weighting in a RevenueShares Index. For example, in a 2:1 stock split, the number of shares of that particular stock in the RevenueShares Index will be multiplied by 2 and price will be divided by 2. Another example of a corporate action is when a company or an ADR is delisted from a stock exchange.

Except for the RevenueShares ADR Index, when a company is removed from a benchmark index, the common denominator in the corresponding RevenueShares Index will not change until the next rebalancing. In order to avoid a complete re-weighting of the RevenueShares Indexes between annual rebalancings, the rules-based methodology weights companies that are added to a RevenueShares Index at the same weighting as the company being removed from the RevenueShares Index. In the event that two or more companies are added to the underlying benchmark index and other companies are removed, the two or more companies being added to the RevenueShares Index would have a combined weighting equal to that of the companies that are being removed, and the new companies would have a relative pro rata weighting allocation based on the companies’ September 30 revenues. In the event a company is added to an underlying benchmark index and no companies are removed, Standard & Poor’s® will not add the new company to the corresponding RevenueShares Index until the annual rebalancing.

With respect to the RevenueShares ADR Index, if a constituent security has been added to or removed from the S&P ADR Index during a calendar quarter, that security will not be added to or removed from the RevenueShares ADR Index until the last business day of that calendar quarter. At that time, the RevenueShares ADR Index will be re-weighted based upon the 1-year trailing revenues as of the previous 3rd quarter ending September 30. However, if a constituent security in the RevenueShares ADR Index has ceased to trade or is delisted, that security will be removed from the RevenueShares ADR Index and the RevenueShares ADR Index will be re-weighted at that time based on September 30 revenues.

Each RevenueShares Index will be transparent. The Trust’s website, www.revenuesharesetfs.com, is publicly accessible and free of charge to all investors. The website describes the basic concept of each RevenueShares Index and discloses its proprietary rules-based methodology. Each business day, the website publishes, free of charge (or provides a link to another website that publishes free of charge), the component securities of each RevenueShares Index and their respective weightings as of the close of the prior business day. Each business day, the website also publishes, free of charge (or provides a link to another website that will publish free of charge), the securities in each Fund’s portfolio and their respective weightings, and each Fund’s per share NAV, last-traded price and midpoint of the bid/ask spread as of the NAV calculation time, all as of the prior business day.

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Each trading day, the value of each RevenueShares Index will be updated intra-day on a real time basis as individual component securities change in price. These intra-day values will be disseminated every 13 seconds throughout the trading day by organizations authorized by Standard & Poor’s®. Once each trading day, these organizations will disseminate values for each RevenueShares Index, based on closing prices in the relevant exchange market. VTL will publish these disseminated index values on its website (or provide a link to another website that publishes the index values free of charge).

In the unlikely event that an underlying RevenueShares Index is discontinued or otherwise becomes permanently unavailable, a Fund may consider substituting a different index or taking such other action as the Board of Trustees deems advisable.

Portfolio Holdings Information

Information about each Fund’s portfolio holdings is available at www.revenuesharesetfs.com. A summarized description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s SAI.

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), an affiliate of Mellon Capital, One Wall Street, New York, New York 10286, is the administrator, custodian and transfer agent for each Fund.

Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps the accounts and records related to these services, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund.

Pursuant to a Transfer Agency and Service Agreement with the Trust, BNY Mellon acts as transfer agent for each Fund’s authorized and issued Shares of beneficial interest, and as dividend disbursing agent of the Trust.

As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Trust from the Trust’s custody account with BNY Mellon.

The Funds participate in a securities lending program under which the Funds’ custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Funds’ custodian receives a portion of the interest earned on any reinvested collateral as an offset for the costs of the program.

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Distributor

Foreside is the principal underwriter and distributor of each Fund’s Shares. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc.

Other Service Providers

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Funds. The Distributor, FCS and FMS are not affiliated with the investment adviser or sub-adviser or with BNY Mellon or its affiliates.

Shareholder Information

Additional shareholder information is available free of charge by calling toll free: 1-877-738-8870, or visiting the Funds’ website at www.revenuesharesetfs.com.

Buying and Selling Shares

The Shares will be issued or redeemed by a Fund at NAV per share only in Creation Unit size. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares. See “Creations, Redemptions and Transaction Fees” below.

Shares of the Funds will also be listed for trading in the secondary market on the NYSE Arca, and most investors will buy and sell Shares of the Funds in secondary market transactions on the NYSE Arca through brokers. Purchases and sales of Fund Shares in quantities smaller than Creation Unit sites may only be traded on NYSE Arca and may not be directly purchased from, or redeemed by, a Fund. Fund Shares can be bought and sold on the NYSE Arca throughout the trading day like other publicly traded shares. There is no minimum investment.

Share prices are reported in dollars and cents per Share. Although Fund Shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per-share price differential. When buying or selling Shares through a broker in a secondary market NYSE Arca transaction, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for all Shares, and DTC or its nominee is the record owner of all outstanding Shares of the Funds. Investors owning Shares are beneficial owners as shown on

22

the records of DTC or its participants. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a record owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the “approximate value” of Shares of each Fund every 15 seconds. The “approximate value” that is calculated by the NYSE Arca will be based on the value of assets in the portfolio minus a budgeted liability amount and divided by the number of outstanding Shares. This “approximate value” is not related to the price that Shares are trading on the NYSE Arca and is different from the NAV. The “approximate value” should not be viewed as a “real-time” update of the NAV per Share of the Fund, because the “approximate value” may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. None of the Funds are involved in, or responsible for, the calculation or dissemination of the “approximate value” and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at NAV per Share for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the NYSE Arca at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Funds’ shareholders and (b) it is likely that any attempts to market time a Fund by shareholders would result in no negative impact to the Fund or its shareholders.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

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Purchase

Each day, prior to the opening of trading, the Fund will designate through the National Securities Clearing Corporation (“NSCC”), the names and number of shares of each security to be included in that day’s basket of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Fund’s corresponding benchmark index (“Deposit Securities”). In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of Deposit Securities and generally make a small cash payment referred to as the “Cash Component.” The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the deposit securities.

Orders must be placed in proper form by or through an “Authorized Participant” that is either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of DTC (“DTC Participant”) that has entered into an agreement with the principal underwriter and the transfer agent with respect to purchases and redemptions of Creation Units. Orders are placed in “proper form” when the orders comply with the order processing procedures identified in the Authorized Participant Agreement for creation or redemption of Shares of the Funds. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m., New York City Time) (“Closing Time”) in order to receive that day’s closing NAV per share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., New York City Time. A “custom order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any deposit security; for example, when a security may not be available in sufficient quantity for delivery or when a security may not be eligible for trading by such Authorized Participant or the investor for which it is acting. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

A fixed creation transaction fee (the “Creation Transaction Fee”), as described above, is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to custom order transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units through a custom order. See also “Creation and Redemption of Creation Unit Aggregations” in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Securities. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be

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permitted to deposit an equivalent amount of cash in substitution for any stock that would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. Such legal restrictions would include, but would not be limited to, restrictions due to affiliated relationships, investment guidelines governing institutional investors or where the investor is an investment banking firm or broker-dealer restricted from holding shares of a company whose securities it recently underwrote. These transactions would be considered custom orders since they involve the substitution of cash in lieu of securities, and purchasers may be subject to a transaction fee of up to four times the standard Creation Transaction Fee. See “Creation Transaction Fees and Redemption Transaction Fees” in this Prospectus. For more details, see also “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Redemption

Each Fund’s custodian makes available immediately prior to the opening of business of the NYSE Arca each day, through the facilities of the NSCC, the list of the names and the numbers of shares of a Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a particular Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, the redeeming shareholder will be required to arrange for a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day’s closing net asset value per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m. New York City Time.

A fixed redemption transaction fee (the “Redemption Transaction Fee”), as described above, is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Dividends, Distributions and Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

25

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

  Your Fund makes distributions,
  You sell your Shares listed on the NYSE Arca, and
  You purchase or redeem Creation Units.

Dividends & Distributions

Dividends and Distributions. Each Fund intends to elect and qualify to be treated each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and pay quarterly dividends to shareholders of all of its net investment income, if any. Each Fund will also declare and pay net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Dividend.” If you are a taxable investor and invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s Shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains, if any, in excess of net short-term capital losses are taxable to you as long-term capital gains no matter how long you have owned your Shares. With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends paid to individual shareholders and

26

designated by a Fund may be qualified dividend income eligible for taxation at long-term capital gain rates provided certain holding period requirements are met

Taxes on Exchange-Listed Share Sales. A sale or exchange of Fund Shares is a taxable event. Currently, any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

27

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

Other Information

Distribution Plan

The Distributor serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of Shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor, or a dealer agreement with a broker-dealer.

No 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

BNY Mellon calculates each Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. New York City Time) every day the New York Stock Exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day or, in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value pursuant to procedures established by the Board of Trustees.

Investments that may be valued at fair value include, among others, an unlisted security where the issuer has announced significant corporate actions or events, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation, or a security affected by a significant event, such as acts of terrorism, natural disasters, government action, armed conflict or significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security will be materially different than the value that could be realized upon the sale of that security.

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Additional Notices

Other Investment Companies

For purposes of the 1940 Act, each Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in Shares of each Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust (the “Order”), including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable federal securities laws. Because new Shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a “distribution,” as that term is used in the Securities Act of 1933, as amended (the “Securities Act”), may be occurring. Any individuals considered to be statutory underwriters with regard to a distribution are subject to prospectus delivery and liability provisions of the Securities Act. Therefore, broker-dealers and other persons are cautioned that some activities on their part, depending on the circumstances, may result in their being deemed participants in a distribution in a manner that could render such broker-dealers or other persons statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether a person is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealer firms should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transactions) are generally required to deliver a prospectus. This is because the current prospectus delivery exemption in the Securities Act does not apply to these transactions. However, subject to the terms and conditions of the Order, the Trust has received an exemption from the prospectus delivery obligation in ordinary secondary market transactions, on the condition that purchasers are provided with a product description of the Shares. This exemption only exempts dealers from the prospectus delivery requirement with respect to ordinary secondary market transactions on the NYSE Arca and does not exempt dealers from the prospectus delivery requirement where a dealer’s activities would render the dealer a statutory underwriter. Certain other requirements must also be satisfied with regard to delivery of prospectuses to exchange members in transactions on a national securities exchange. For more information, see “Exchange Listing and Trading/Continuous Offering” in the SAI.

Counsel and Independent Registered Public Accounting Firm

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103-7096, serves as independent registered public accounting firm of the Trust. Ernst & Young LLP audits the Funds’ financial statements and performs other related tax and audit services.

29

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance since inception. No financial information is presented for the RevenueShares Financials Sector Fund, RevenueShares ADR Fund or RevenueShares Navellier Overall A-100 Fund as these Funds had not commenced operations as of the date of this Prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

FOR THE PERIOD FEBRUARY 22, 2008[1] THROUGH JUNE 30, 2008
	RevenueShares	RevenueShares	RevenueShares
	Large Cap	Mid Cap	Small Cap
	Fund	Fund	Fund

Per Share Operating Performance:
Net asset value, beginning of period	$ 50.00	$ 50.00	$ 50.00

Net investment income[2]	0.29	0.16	0.15
Net realized and unrealized loss on investments	(4.45)	(1.67)	(3.33)

Total loss from investment operations	(4.16)	(1.51)	(3.18)
Less: Distributions from net investment income	(0.10)	(0.14)	(0.13)

Net asset value, end of period	$ 45.74	$ 48.35	$ 46.69

Total Return[3]	(8.31)%	(3.02)%	(6.36)%

Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$ 32,048	$ 4,869	$ 4,702

Ratio to average net assets of:
Expenses, net of expense waivers[4]	0.49%	0.54%	0.54%

Expenses, prior to expense waivers[4]	2.32%	4.93%	5.03%
Net investment income, net of waivers[4]	1.87%	0.89%	0.85%

Portfolio turnover rate[5]	0.88%	1.07%	6.44%

1 Commencement of operations.

2 Based on average shares outstanding.

3 Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser.

4 Annualized.

5 Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Funds' capital shares.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market prices on secondary markets for Shares of the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and Revenue Shares Small Cap Fund and the Funds’ NAVs. NAV is the price per share at which a Fund issues and redeems Shares, and is calculated as described in the section of this Prospectus entitled “Net Asset Value.” The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the NYSE Arca on which a Fund is listed for trading, as of the time the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund’s Market Price is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund’s Market Price is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and Revenue Shares Small Cap Fund for the calendar quarters ended June 30, 2008 and September 30, 2008. No information is presented for the RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund as these funds had not commenced operations as of September 30, 2008.

Each line in the table shows the number of trading days in which a Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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RevenueShares Large Cap Fund

	Number	Percentage
Premium/Discount Range	of Days	of Total Days

Greater than -4.0% and less than -3.0%	1	0.55%
Greater than -3.0% and less than -2.0%	0	0.00%
Greater than -2.0% and less than -1.0%	10	5.46%
Greater than -1.0% and less than 0.0%	110	60.11%
Greater than 0.0% and less than 1.0%	52	28.42%
Greater than 1.0% and less than 2.0%	6	3.28%
Greater than 2.0% and less than 3.0%	4	2.19%
Greater than 3.0% and less than 4.0%	0	0.00%
Greater than 4.0% and less than 5.0%	0	0.00%

	183	100.00%

RevenueShares Mid Cap Fund

	Number	Percentage
Premium/Discount Range	of Days	of Total Days

Greater than -4.0% and less than -3.0%	0	0.00%
Greater than -3.0% and less than -2.0%	1	0.55%
Greater than -2.0% and less than -1.0%	11	6.01%
Greater than -1.0% and less than 0.0%	76	41.53%
Greater than 0.0% and less than 1.0%	74	40.44%
Greater than 1.0% and less than 2.0%	13	7.10%
Greater than 2.0% and less than 3.0%	7	3.83%
Greater than 3.0% and less than 4.0%	0	0.00%
Greater than 4.0% and less than 5.0%	1	0.55%

	183	100.00%

32

RevenueShares Small Cap Fund

	Number	Percentage
Premium/Discount Range	of Days	of Total Days

Greater than -4.0% and less than -3.0%	3	1.64%
Greater than -3.0% and less than -2.0%	2	1.09%
Greater than -2.0% and less than -1.0%	14	7.65%
Greater than -1.0% and less than 0.0%	81	44.26%
Greater than 0.0% and less than 1.0%	62	33.88%
Greater than 1.0% and less than 2.0%	13	7.10%
Greater than 2.0% and less than 3.0%	7	3.83%
Greater than 3.0% and less than 4.0%	1	0.55%
Greater than 4.0% and less than 5.0%	0	0.00%

	183	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund as well their respective RevenueShares Indexes. The information presented for each Fund is as of its fiscal year ended June 30, 2008. No information is presented for the RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund as these funds had not commenced operations as of June 30, 2008.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are cumulative. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Funds’ fees were waived and/or expenses reimbursed; otherwise, the Funds’ performance would have been lower. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs or other expenses that would be incurred by a portfolio or fund, or brokerage commissions on transactions in Fund shares. Such fees, expenses and commissions reduce Fund returns. RevenueShares Large Cap Index, RevenueShares Mid Cap Index and RevenueShares Small Cap Index returns became publicly available on March 1st, 2006. Index returns do not represent Fund returns. One cannot invest directly in an index.

RevenueShares Large Cap Fund

Cumulative Total Return
Fund Performance History (%)	As of June 30, 2008

Since Inception
(February 22, 2008)

Index

RevenueShares Large Cap Index	(8.60)%

Fund

NAV Return	(8.31)%
Market Price	(7.83)%

34

RevenueShares Mid Cap Fund

Cumulative Total Return
Fund Performance History (%)	As of June 30, 2008

Since Inception
(February 22, 2008)

Index

RevenueShares Mid Cap Index	(3.55)%

Fund

NAV Return	(3.02)%
Market Price	(2.16)%

RevenueShares Small Cap Fund

Cumulative Total Return
Fund Performance History (%)	As of June 30, 2008

Since Inception
(February 22, 2008)

Index

RevenueShares Small Cap Index	(5.85)%

Fund

NAV Return	(6.36)%
Market Price	(5.84)%

35

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. As of the date of this prospectus, annual and semi-annual reports are not yet available for the RevenueShares Financials Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund because these Funds have not commenced operations.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-877-738-8870. The SAI and shareholder reports will also be available on the Funds’ website, www.revenuesharesetfs.com.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102;

  Free from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

  Distributor
  Foreside Fund Services, LLC
  http://www.foresides.com

  RevenueShares ETF Trust

  RevenueShares Large Cap Fund
  RevenueShares Mid Cap Fund
  RevenueShares Small Cap Fund
  RevenueShares Financials Sector Fund
  RevenueShares ADR Fund
  RevenueShares Navellier Overall A-100 Fund

  Prospectus

  Dated October 31, 2008, as supplemented November 21, 2008

  RevenueShares ETF Trust

  Investment Company Act File No. 811-21993

  36

RevenueShares ETF Trust

	Cusip		NYSE

RevenueShares Consumer Discretionary Sector Fund	[	]	[ ]
RevenueShares Consumer Staples Sector Fund	[	]	[ ]
RevenueShares Energy Sector Fund	[	]	[ ]
RevenueShares Financials Sector Fund	761396506		RWW
RevenueShares Health Care Sector Fund	[	]	[ ]
RevenueShares Industrials Sector Fund	[	]	[ ]
RevenueShares Information Technology Sector Fund	761396407		RWY
RevenueShares Materials Sector Fund	[	]	[ ]
RevenueShares Utilities Sector Fund	[	]	[ ]

  Prospectus

  Dated October 31, 2008, as supplemented November 21, 2008

  RevenueShares ETF Trust (the “Trust”) is a registered investment company. This Prospectus relates solely to the RevenueShares Consumer Discretionary Sector Fund, RevenueShares Consumer Staples Sector Fund, RevenueShares Energy Sector Fund, RevenueShares Financials Sector Fund, RevenueShares Health Care Sector Fund, RevenueShares Industrials Sector Fund, RevenueShares Information Technology Sector Fund, RevenueShares Materials Sector Fund and RevenueShares Utilities Sector Fund (each, a “Fund,” and together, the “Funds”). Each Fund is an “exchange-traded fund,” the shares (“Shares”) of which are listed on the NYSE Arca, Inc. (“NYSE Arca”), and trade at market prices. The market price for a Fund’s Shares may be different from its net asset value per share (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol.

  Each Fund issues and redeems Shares at NAV only in large blocks, typically consisting of 50,000 Shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares of each Fund are not redeemable securities of the Funds.

  You should consider a Fund’s investment objectives, risks, charges and expenses carefully before investing. For other information about the Funds, please call 1-877-738-8870 or visit www.revenuesharesetfs.com. Please read the Prospectus carefully before investing.

       THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Not FDIC Insured. May lose value. No bank guarantee.

  2

Overview

  This Prospectus provides the information you need to make an informed decision about investing in the Funds. It contains important facts about the Trust as a whole and each Fund.

  Each Fund is an exchange-traded fund (“ETF”). Shares of each Fund are listed on the NYSE Arca and are traded at market prices that may differ from their NAV.

  VTL Associates, LLC (“VTL” or “Management”) is the investment adviser to each Fund. Mellon Capital Management Corporation (“Mellon Capital”) serves as sub-adviser to each Fund.

  Investment Objective

  Each Fund’s investment objective is to outperform the total return performance of the Fund’s corresponding benchmark Standard & Poor’s® index (each an “S&P index” or “S&P benchmark index”). For purposes of each Fund’s investment objective, “total return” refers to a combination of capital appreciation and income. Each Fund’s investment objective may be changed without shareholder approval (although a Fund will provide advance notice to shareholders at least 60 days before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

  Principal Investment Strategies

  Each Fund seeks to achieve its investment objective by attempting to replicate the portfolio of its corresponding RevenueShares Index. Each Fund will concentrate its investments in the industry represented by its benchmark index, meaning that it may invest more than 25% of its total assets in that industry. Each Fund is also non-diversified, meaning it may invest a greater proportion of its total assets in shares of a particular issuer than a diversified fund.

  Each RevenueShares Index is constructed using a rules-driven methodology, which re-weights the constituent securities of a benchmark S&P index according to the revenue earned by the companies in that S&P index, subject to certain tax diversification requirements. The resulting RevenueShares Index contains the same securities as the corresponding benchmark index, but in different proportions.

  Most traditional securities indexes and index funds determine the proportion, or “weighting,” of each constituent security based on each security’s market capitalization (that is, its stock price multiplied by the number of outstanding shares). This means that the securities of companies with larger market capitalizations will generally be more heavily weighted in the index. By re-weighting traditional capitalization-weighted securities indexes according to other criteria, it may be possible for a revenue-weighted index to outperform the capitalization-weighted index over time. For more information regarding the revenue-weighting methodology, see the section entitled “The RevenueShares Indexes” in this Prospectus.

  From time to time, a Fund will purchase or sell certain of its portfolio securities to reflect changes to the constituent securities of the corresponding RevenueShares Index. The Funds will also rebalance their portfolio securities promptly following the annual rebalancing of the RevenueShares Indexes. The Funds do not seek temporary defensive positions when equity markets decline or appear to be overvalued. Outside of the annual rebalancing, each Fund’s portfolio (following its corresponding RevenueShares Index) typically will be reconstituted only

  3

  when: (1) a security in the related benchmark index is altered due to corporate actions such as price adjustments, stock splits, or delisting from an exchange; or (2) when Standard & Poor’s® adds or deletes securities to or from the related benchmark index.

  Each Fund’s intention is to replicate the constituent securities of the corresponding RevenueShares Index as closely as possible. However, the Funds may, in VTL’s discretion, remain invested in securities that were deleted from the Fund’s corresponding RevenueShares Index until VTL next rebalances the Fund in connection with the annual rebalancing of the RevenueShares Indexes. Also, when a replication strategy could have adverse consequences to Fund shareholders, a Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of its corresponding RevenueShares Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. A representative sampling might be utilized when (1) practical difficulties or substantial costs would be involved in compiling all of the securities in the corresponding RevenueShares Index, (2) the constituent securities are too numerous to efficiently purchase or sell, or (3) a component security becomes temporarily unavailable or relatively illiquid.

  RevenueShares Consumer Discretionary Sector Fund

  Exchange Trading Symbol: [ ] Cusip Number: [ ]

  The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Consumer Discretionary Index by investing in the constituent securities of the S&P 500® Consumer Discretionary Index in the same proportions as the RevenueShares Consumer Discretionary Sector Index.

  The S&P 500® Consumer Discretionary Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Consumer Discretionary sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes those industries that tend to be the most sensitive to economic cycles. Its manufacturing segment includes: automotive; household durable goods; textiles and apparel; and leisure equipment. The services segment includes: hotels; restaurants and other leisure facilities; media production and services; and consumer retailing and services.

  Under normal circumstances, the Fund will invest at least 80% of its net assets in Consumer Discretionary companies included in the S&P 500® Consumer Discretionary Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Consumer Discretionary companies as companies that are included in the S&P 500® Consumer Discretionary Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

  RevenueShares Consumer Staples Sector Fund

  Exchange Trading Symbol: [ ] Cusip Number: [ ]

  The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Consumer Staples Index by investing in the constituent securities of the S&P

  4

  500® Consumer Staples Index in the same proportions as the RevenueShares Consumer Staples Sector Index.

  The S&P 500® Consumer Staples Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Consumer Staples sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers.

  Under normal circumstances, the Fund will invest at least 80% of its net assets in Consumer Staples companies included in the S&P 500® Consumer Staples Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Consumer Staples companies as companies that are included in the S&P 500® Consumer Staples Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

  RevenueShares Energy Sector Fund

  Exchange Trading Symbol: [ ] Cusip Number: [ ]

  The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Energy Index by investing in the constituent securities of the S&P 500® Energy Index in the same proportions as the RevenueShares Energy Sector Index.

  The S&P 500® Energy Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Energy sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes companies whose businesses are dominated by either of the following activities: construction or provision of oil rigs, drilling equipment and other energy related service and equipment, including seismic data collection; and companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

  Under normal circumstances, the Fund will invest at least 80% of its net assets in Energy companies included in the S&P 500® Energy Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Energy companies as companies that are included in the S&P 500® Energy Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

  RevenueShares Financials Sector Fund

  Exchange Trading Symbol: RWW Cusip Number: 761396506

  The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Financials Index by investing in the constituent securities of the S&P 500® Financials Index in the same proportions as the RevenueShares Financials Sector Index.

  5

  The S&P 500® Financials Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Financials sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes companies involved in activities such as: banking; mortgage finance; consumer finance; specialized finance; investment banking and brokerage; asset management and custody; corporate lending; insurance; financial investment; and real estate, including real estate investment trusts (“REITs”).

  Under normal circumstances, the Fund will invest at least 80% of its net assets in Financials companies included in the S&P 500® Financials Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Financials companies as companies that are included in the S&P 500® Financials Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

  RevenueShares Health Care Sector Fund

  Exchange Trading Symbol: [ ] Cusip Number: [ ]

  The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Health Care Index by investing in the constituent securities of the S&P 500® Health Care Index in the same proportions as the RevenueShares Health Care Sector Index.

  The S&P 500® Health Care Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Health Care sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes two main industry groups. The first group includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

  Under normal circumstances, the Fund will invest at least 80% of its net assets in Health Care companies included in the S&P 500® Health Care Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Health Care companies as companies that are included in the S&P 500® Health Care Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

  RevenueShares Industrials Sector Fund

  Exchange Trading Symbol: [ ] Cusip Number: [ ]

  The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Industrials Index by investing in the constituent securities of the S&P 500® Industrials Index in the same proportions as the RevenueShares Industrials Sector Index.

  6

  The S&P 500® Industrials Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Industrials sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes companies whose businesses are dominated by one of the following activities: (1) the manufacture and distribution of capital goods, including aerospace and defense, construction, engineering and building products, electrical equipment and industrial machinery; (2) the provision of commercial services and supplies, including printing, employment, environmental and office services; and (3) the provision of transportation services, including airlines, couriers, marine, road, rail and transportation infrastructure.

  Under normal circumstances, the Fund will invest at least 80% of its net assets in Industrials companies included in the S&P 500® Industrials Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Industrials companies as companies that are included in the S&P 500® Industrials Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

  RevenueShares Information Technology Sector Fund

  Exchange Trading Symbol: RWY Cusip Number: 761396407

  The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Information Technology Index by investing in the constituent securities of the S&P 500® Information Technology Index in the same proportions as the RevenueShares Information Technology Sector Index.

  The S&P 500® Information Technology Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Information Technology sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and includes companies covering the following general areas: (1) technology software and services, including companies that primarily develop software in various fields such as the Internet, applications, systems, database management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; (2) technology hardware and equipment, including manufacturers and distributors of communications equipment, computers and peripherals, electronic equipment and related instruments; and (3) semiconductors and semiconductor equipment manufacturers.

  Under normal circumstances, the Fund will invest at least 80% of its net assets in Information Technology companies included in the S&P 500® Information Technology Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Information Technology companies as companies that are included in the S&P 500® Information Technology Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

  7

  RevenueShares Materials Sector Fund

  Exchange Trading Symbol: [ ] Cusip Number: [ ]

  The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Materials Index by investing in the constituent securities of the S&P 500® Materials Index in the same proportions as the RevenueShares Materials Sector Index.

  The S&P 500® Materials Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Materials sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

  Under normal circumstances, the Fund will invest at least 80% of its net assets in Materials companies included in the S&P 500® Materials Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Materials companies as companies that are included in the S&P 500® Materials Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

  RevenueShares Utilities Sector Fund

  Exchange Trading Symbol: [ ] Cusip Number: [ ]

  The Fund seeks to achieve its investment objective of outperforming the total return performance of the S&P 500® Utilities Index by investing in the constituent securities of the S&P 500® Utilities Index in the same proportions as the RevenueShares Utilities Sector Index.

  The S&P 500® Utilities Index is a stock market index comprised of large cap companies that Standard & Poor’s® deems to be part of the Utilities sector of the United States economy, using the Global Industry Classification Standard. It is a subset of the S&P 500® Index and encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

  Under normal circumstances, the Fund will invest at least 80% of its net assets in Utilities companies included in the S&P 500® Utilities Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Utilities companies as companies that are included in the S&P 500® Utilities Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy.

  Principal Risk Factors

  Investing in any exchange traded fund, including the Funds, involves risk, including the risk that you may lose part or all of the money you invest. Each Fund is subject to the principal risks described below, unless indicated otherwise. Some or all of these risks may adversely affect a Fund’s NAV, trading price, total return and/or a Fund’s ability to meet its objectives.

  8

  Investment Approach Risk

  The alternate weighting approach employed by the RevenueShares Indexes and the Funds, while designed to enhance potential returns compared to the benchmark S&P indexes, may not produce the desired results. Using revenues as a weighting measure is no guarantee that a RevenueShares Index or a Fund will outperform its corresponding S&P benchmark index. This approach may cause a RevenueShares Index or a Fund to underperform its corresponding S&P benchmark index. Revenue weighting may underperform, for example, when the market does not respond to revenue reports, or where the market reacts disproportionately to disappointing revenue reports as compared to positive revenue reports. Revenue weighting may also underperform during a momentum market when the stock price of a narrow group of companies moves rapidly above their stated revenues, as was common during the 1998-1999 technology bubble, causing the RevenueShares Indexes to allocate less to companies with rising market capitalizations. Performance of a RevenueShares Index or a Fund is not expected to correlate with the performance of its corresponding S&P benchmark index. Moreover, because the RevenueShares Sector Indexes are only rebalanced annually, a RevenueShares Index may not incorporate market information about a constituent company’s current revenues over the course of the year. Quarterly rebalancing of the RevenueShares Sector Indexes in order to meet certain tax diversification requirements may also cause a RevenueShares Index or a Fund to underperform its corresponding S&P benchmark index.

  Stock Market Risk

  Stock market risk is the risk that broad movements in financial markets will adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments a Fund makes. There is also a risk that the price of one or more of the securities or other instruments in a Fund’s portfolio will fall. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

  Market Trading Risks

  There can be no assurance that an active trading market for Fund Shares will develop or be maintained. Although it is expected that the Shares of the Funds will be listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained. This principal risk applies only to investors who will buy and sell Shares of the Funds in secondary market transactions on the NYSE Arca through brokers and does not apply to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to a Fund.

  Lack of Market Liquidity

  Trading of Shares of a Fund on the NYSE Arca or another national securities exchange may be halted if exchange officials deem such action appropriate, if a Fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If a Fund’s Shares are delisted, the Fund may seek to list its Shares on another market, merge with another ETF or traditional mutual fund, or redeem its Shares at NAV. Management believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained

  9

  because of arbitrage opportunities. This principal risk applies only to investors who will buy and sell Shares of the Funds in secondary market transactions on the NYSE Arca through brokers and does not apply to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to a Fund.

  Shares of the Funds May Trade at Prices Other Than NAV

  It is expected that the Shares of each Fund will be listed for trading on the NYSE Arca and will be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares of each Fund will approximate the respective Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares of a Fund in the secondary market, and you may receive less than NAV when you sell those Shares in the secondary market.

  The market price of Fund Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Fund Shares are most likely to trade at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which is when you may most want to sell your Shares. Management believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

  Non-Correlation Risk

  A Fund’s return may not match the return of its corresponding RevenueShares Index for a number of reasons. For example, each Fund incurs a number of operating expenses not applicable to its corresponding RevenueShares Indexes, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding RevenueShares Index. A Fund may not be fully invested at times, in which case holding cash balances may prevent it from replicating its corresponding RevenueShares Index. If a Fund utilizes a representative sampling approach, its return may not correlate as well with the return on its corresponding RevenueShares Index, as would be the case if it purchased all of the stocks in the corresponding RevenueShares Index with the same weightings as the corresponding RevenueShares Index.

  Concentration Risk

  Each Fund will be concentrated in the same industry as its corresponding RevenueShares Sector Index. A Fund may be adversely affected by the performance of those securities and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry.

  Non-Diversification Risk

  Each Fund is non-diversified and, as a result, may have greater volatility than other diversified funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of

  10

  a single company than diversified funds, the performance of that company can have a substantial impact on a Fund’s Share price. Each Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

  Risks Specific to Each Fund

  Consumer Discretionary Sector Risk (RevenueShares Consumer Discretionary Sector Fund)

  The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

  Consumer Staples Sector Risk (RevenueShares Consumer Staples Sector Fund)

  Companies in the Consumer Staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods. These regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

  Energy Sector Risk (RevenueShares Energy Sector Fund)

  Energy companies in the RevenueShares Energy Sector Index develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund’s performance.

  Financials Sector Risk (RevenueShares Financials Sector Fund)

  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition and adversely affected by natural

  11

  disasters. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs).

  Health Care Sector Risk (RevenueShares Health Care Sector Fund)

  Companies in the healthcare sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

  Industrials Sector Risk (RevenueShares Industrials Sector Fund)

  Stock prices for the types of companies included in this industry are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will likewise affect the performance of these companies. Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

  Information Technology Sector Risk (RevenueShares Information Technology Sector Fund)

  Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The products of technology companies may face product obsolescence or relatively short product life cycles due to rapid technological developments and frequent new product introduction. Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

  Materials Sector Risk (RevenueShares Materials Sector Fund)

  Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and cross-border competition. This sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

  Utilities Sector Risk (RevenueShares Utilities Sector Fund)

  The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and

  12

  regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

  Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

Performance

  There is no performance information presented for the Funds, as the Funds had not commenced investment operations as of the date of this Prospectus.

  13

Fees and Expenses

  The following table describes the fees and expenses you may pay if you buy and hold Shares of the Funds. The fees are expressed as a percentage of the Fund’s average net assets. You may also incur customary brokerage charges when buying or selling Fund Shares.

	Consumer	Consumer	Energy	Financials	Health Care
	Discretionary	Staples	Sector Fund	Sector Fund	Sector Fund
	Sector Fund	Sector Fund

Shareholder Fees (fees paid directly from
investments in Creation Units)(1)

Creation Transaction Fees

Through NSCC	$500	$500	$500	$500	$500

Outside NSCC and Custom Orders	up to	up to	up to	up to	up to
	$2,000	$2,000	$2,000	$2,000	$2,000

Redemption Transaction Fees

Through NSCC	$500	$500	$500	$500	$500

Outside NSCC and Custom Orders	up to	up to	up to	up to	up to
	$2,000	$2,000	$2,000	$2,000	$2,000

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%

Distribution and/or Service (12b-1) Fees (2)	0.00%	0.00%	0.00%	0.00%	0.00%

Other Expenses (3)	0.78%	0.78%	0.78%	0.78%	0.78%

Total Annual Fund Operating Expenses	1.23%	1.23%	1.23%	1.23%	1.23%

Less Management Fee Waiver/Expense	(0.74%)	(0.74%)	(0.74%)	(0.74%)	(0.74%)
Reimbursement (4)

Net Annual Fund Operating Expenses	0.49%	0.49%	0.49%	0.49%	0.49%

	Industrials	Information	Materials	Utilities
	Sector Fund	Technology	Sector Fund	Sector Fund
		Sector Fund

Shareholder Fees (fees paid directly from
investments in Creation Units)(1)

Creation Transaction Fees

Through NSCC	$500	$500	$500	$500

Outside NSCC and Custom Orders	up to	up to	up to	up to
	$2,000	$2,000	$2,000	$2,000

Redemption Transaction Fees

Through NSCC	$500	$500	$500	$500

Outside NSCC and Custom Orders	up to	up to	up to	up to
	$2,000	$2,000	$2,000	$2,000

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.45%	0.45%	0.45%	0.45%

Distribution and/or Service (12b-1) Fees (2)	0.00%	0.00%	0.00%	0.00%

Other Expenses (3)	0.78%	0.78%	0.78%	0.78%

Total Annual Fund Operating Expenses	1.23%	1.23%	1.23%	1.23%

Less Management Fee Waiver/Expense	(0.74%)	(0.74%)	(0.74%)	(0.74%)
Reimbursement (4)

Net Annual Fund Operating Expenses	0.49%	0.49%	0.49%	0.49%

  The following example is intended to help retail investors compare the cost of investing in each Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such

  14

  investors would incur over various periods if they invest $10,000 in a Fund for the time periods indicated and then redeemed all of the Shares at the end of those periods. This example assumes that a Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors will pay to buy and sell Shares of a Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

RevenueShares Consumer Discretionary Sector Fund	$50	$317

RevenueShares Consumer Staples Sector Fund	$50	$317

RevenueShares Energy Sector Fund	$50	$317

RevenueShares Financials Sector Fund	$50	$317

RevenueShares Health Care Sector Fund	$50	$317

RevenueShares Industrials Sector Fund	$50	$317

RevenueShares Information Technology Sector Fund	$50	$317

RevenueShares Materials Sector Fund	$50	$317

RevenueShares Utilities Sector Fund	$50	$317

  (1) These Shareholder Fees apply to purchases and redemptions of Creation Units only. See “Creation Transaction Fees and Redemption Fees” below. These fees would not apply to Shares that are purchased and sold on the NYSE Arca exchange, although customary brokerage fees may apply.

  (2) The Trust has adopted a Distribution and Service Plan pursuant to which each Fund may be subject to an annual Rule 12b-1 fee of up to 0.25% . The Trust’s Board has not implemented this fee, however, and will not do so for at least one year from the date of this Prospectus.

  (3) “Other Expenses” are based on estimated amounts for the current fiscal year.

  (4) The Trust and VTL have entered into a written fee waiver and expense reimbursement agreement pursuant to which VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep each Fund’s expenses from exceeding the “Net Annual Fund Operating Expenses” shown in the table above. This agreement will remain in effect and will be contractually binding for at least one year from the date of this Prospectus.

  Creation Transaction Fees and Redemption Transaction Fees

  The Funds issue and redeem Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee is charged to each purchaser of Creation Units.1 The following chart describes the standard creation transaction fee for each Fund.

RevenueShares Consumer Discretionary Sector Fund	$500

RevenueShares Consumer Staples Sector Fund	$500

RevenueShares Energy Sector Fund	$500

RevenueShares Financials Sector Fund	$500

RevenueShares Health Care Sector Fund	$500

RevenueShares Industrials Sector Fund	$500

RevenueShares Information Technology Sector Fund	$500

RevenueShares Materials Sector Fund	$500

RevenueShares Utilities Sector Fund	$500

  15

  The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of November 12, 2008 was $1,250,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. The following chart describes the standard redemption fee for each Fund.

RevenueShares Consumer Discretionary Sector Fund	$500

RevenueShares Consumer Staples Sector Fund	$500

RevenueShares Energy Sector Fund	$500

RevenueShares Financials Sector Fund	$500

RevenueShares Health Care Sector Fund	$500

RevenueShares Industrials Sector Fund	$500

RevenueShares Information Technology Sector Fund	$500

RevenueShares Materials Sector Fund	$500

RevenueShares Utilities Sector Fund	$500

  Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. The following example is intended to help investors who hold Creation Units compare the cost of investing in Creation Units of each Fund with the cost of investing in Creation Units of other funds. Assuming an investment in a Creation Unit of $1,250,000 and a 5% return each year, and assuming a Fund’s operating expenses remain the same, the total costs if the Creation Unit is redeemed would be:

	1 Year	3 Years

RevenueShares Consumer Discretionary Sector Fund	$7,263	$40,623

RevenueShares Consumer Staples Sector Fund	$7,263	$40,623

RevenueShares Energy Sector Fund	$7,263	$40,623

RevenueShares Financials Sector Fund	$7,263	$40,623

RevenueShares Health Care Sector Fund	$7,263	$40,623

RevenueShares Industrials Sector Fund	$7,263	$40,623

RevenueShares Information Technology Sector Fund	$7,263	$40,623

RevenueShares Materials Sector Fund	$7,263	$40,623

RevenueShares Utilities Sector Fund	$7,263	$40,623

  If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.2 The creation fee, redemption fee and variable fee are not expenses of the Funds and do not impact a Fund’s expense ratio. Also, investors who are not Authorized Participants, as that term is defined in “Creations, Redemptions and Transaction Fees,” may incur additional costs by purchasing Creation Units through an Authorized Participant or having a broker make such a purchase on their behalf.3

(1)	See the “Creations, Redemptions and Transaction Fees” section of this Prospectus.

(2)	The purpose of the transaction fee is to protect the existing shareholders of the Funds from the dilutive costs associated with the purchase and redemption of Creation Units. Each Fund recoups the settlement costs charged by NSCC and The Depository Trust Company (“DTC”) by imposing a transaction fee on investors purchasing or redeeming Creation Units. For this reason, investors purchasing or redeeming through the DTC process generally will pay a higher transaction fee than will investors doing so through the NSCC process. The transaction fee also may recoup other expenses incurred in the transfer of securities to a Fund in connection with a purchase of Creation

  16

  Units, as well as the transfer by a Fund of portfolio securities in connection with a redemption of Creation Units, with such expenses possibly including custody fees, brokerage costs, and stamp taxes.

  (3) See the “Creation and Redemption of Creation Unit Aggregations” section of the Trust’s Statement of Additional Information (the “SAI”).

Management of the Funds

  The Investment Adviser and Sub-Adviser

  VTL, located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103, serves as the investment adviser to each Fund. As investment adviser, VTL has overall responsibility for the general management and administration of the Trust and provides an investment program for each Fund. VTL also supervises the sub-adviser’s day-today management of the Funds.

  Mellon Capital acts as the sub-adviser for each Fund pursuant to a sub-advisory agreement with VTL (the ‘‘Sub-Advisory Agreement’’). Mellon Capital is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation, with its principal offices located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is compensated for its services from the management fees paid to VTL by the Trust. Mellon Capital is responsible for the day-to-day trading, rebalancing and cash management of each Fund’s assets.

  VTL will receive fees from each Fund at an annual rate of 0.45% of the Fund’s average daily net assets. VTL has agreed to reduce fees and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.49% of average daily net assets for the Fund. VTL, from its own resources, including profits from advisory fees received from the Funds, also may make payments to broker-dealers and other financial institutions in connection with the distribution of the Funds’ Shares.

  Each Fund is responsible for all of its expenses, including: the investment advisory fees (except for sub-advisory fees, which are paid by VTL as described above); costs of transfer agency, custody, fund administration, legal, audit and other services; interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions; Rule 12b-1 fees (if any); and extraordinary expenses (including merger-related expenses, if any).

  VTL makes certain “revenue sharing” payments out of its own profits in order to support the distribution of the Funds’ Shares. Currently, VTL has entered into such an arrangement with Pacer Financial Inc., the Funds’ wholesaler. VTL, at its own expense, also pays Foreside Fund Services, LLC (“Foreside” or, the “Distributor”) a fee for certain distribution-related services. Neither of these entities sells Fund Shares directly to the retail public through the NYSE Arca.

  The basis for the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending December 31, 2008.

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  The Portfolio Managers

  Vincent T. Lowry serves as a portfolio manager for each Fund and has ultimate responsibility for the investment management of each Fund. Mr. Lowry is responsible for the overall supervision of the investment management program of each Fund. This includes: supervising the consistency of portfolio security weighting allocations as compared to each Fund’s corresponding RevenueShares Index; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; and monitoring corporate developments in constituent securities to ensure that reconstitutions are done according to the predetermined process described below in “The RevenueShares Indexes.” Mr. Lowry is the Chief Executive Officer of VTL and has been with VTL since founding it in 2004. Prior to that, Mr. Lowry was an investment consultant with a major financial institution for more than eighteen years.

  Investment decisions for each of the Funds are made by a team of portfolio managers. The individual members of Mellon Capital’s East Coast Equity Index Strategies team responsible for the day-to-day management of the equity portfolios are Denise Krisko and Steven Wetter.

  Ms. Krisko is a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital with over 15 years of investment experience. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors since August of 2005. Prior to joining The Bank of New York, from 2000 to 2004, Ms. Krisko held various senior investment positions with Deutsche Asset Management and Northern Trust, including quantitative strategies director, senior portfolio manager and trader. From 1991 to 2000, she was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Ms. Krisko attained the Chartered Financial Analyst ("CFA") designation. She graduated with a BS from Pennsylvania State University, and obtained her MBA from Villanova University.

  Mr. Wetter is a Vice President and Senior Portfolio Manager of Equity Index Strategies, obtained his MBA from New York University, Stern School of Business and has 20 years of investment experience. Prior to joining the team, he worked as portfolio manager and trader at Bankers Trust and continued in that role as the division was sold to Deutsche Bank in 1999 and Northern Trust in 2003. Previously Mr. Wetter held positions in the financial industry as part of the International Equity team at Scudder Stevens and Clark.

  The Trust’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Shares in the Funds.

  The RevenueShares Indexes

  Each RevenueShares Index is constructed using an alternative revenue-weighted approach that contains most, if not all, of the same securities as the corresponding S&P benchmark index, but in different proportions. Each Fund is licensed, free of charge, to use its corresponding RevenueShares Index. Standard & Poor’s® serves as the index provider and is responsible for compiling, sponsoring and maintaining each RevenueShares Index.

  The RevenueShares methodology weights each constituent member of the RevenueShares Index

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  using each constituent security’s 1-year trailing revenue as of the 3rd quarter ending September 30 as the numerator, and the cumulative revenues of all companies in the RevenueShares Index as the denominator, subject to certain asset diversification requirements implemented on the last day of each calendar quarter, as necessary, to allow the Funds to qualify as regulated investment companies under the Internal Revenue Code. For more detailed information, see “Asset Diversification Rebalancing” in the SAI. Accelerating revenues will only lead to higher weightings when a constituent company’s revenue represents a greater percentage of the total revenues of all companies in the index.

  The securities in each RevenueShares Index are re-weighted annually by Standard & Poor’s® in December, using a rules-based methodology based on September 30 revenues, and quarterly, as necessary, to satisfy asset diversification requirements. Outside of the annual rebalancing and any rebalancing to meet asset diversification requirements, the RevenueShares Indexes will be reconstituted by Standard & Poor’s® only when: (1) a security in the related benchmark S&P index is altered due to corporate actions; or (2) when Standard & Poor’s® adds securities to or deletes securities from the related benchmark index. These reconstitutions may be as frequently as daily.

  Typical examples of corporate actions include those associated with price adjustments. When these corporate actions take place, prices are adjusted at the opening of trading by the applicable stock exchange. For example, when a company declares a dividend, the price of the stock opens on the ex-dividend date at a price below the prior day’s close to reflect the payment of the dividend to record shareholders, which affects capitalization. For each such price adjustment, the proportion of a stock’s representation in the RevenueShares Index will be adjusted to return the stock to its pre-adjusted weightings. Dividends of constituent securities will be deemed to have been reinvested pro rata by company weighting in the applicable RevenueShares Index. Similarly, rights offerings will be deemed to have been sold for cash and reinvested pro rata by company weighting in the applicable RevenueShares Index. Another example of a corporate action is a stock split. A stock split reflects an increase in a company’s outstanding shares, but will not affect the company’s weighting in a RevenueShares Index. For example, in a 2:1 stock split, the number of shares of that particular stock in the RevenueShares Index will be multiplied by 2 and price will be divided by 2. Another example of a corporate action is when a company is delisted from a stock exchange.

  When Standard & Poor’s® removes a company from its index, the common denominator in the corresponding RevenueShares Index will not change until the next rebalancing. In order to avoid a complete re-weighting of the RevenueShares Indexes between annual rebalancings, the rules-based methodology weights companies that are added to a RevenueShares Index at the same weighting as the company being removed from the RevenueShares Index. In the event that two or more companies are added to the underlying S&P index and other companies are removed, the two or more companies being added to the RevenueShares Index would have a combined weighting equal to that of the companies that are being removed, and the new companies would have a relative pro rata weighting allocation based on the companies’ September 30 revenues. In the event a company is added to an S&P index and no companies are removed, Standard & Poor’s® will not add the new company to the corresponding RevenueShares Index until the annual rebalancing.

  Each RevenueShares Index will be transparent. The Trust’s website, www.revenuesharesetfs.com, is publicly accessible and free of charge to all investors. The

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  website describes the basic concept of each RevenueShares Index and discloses its proprietary rules-based methodology. Each business day, the website publishes, free of charge (or provides a link to another website that publishes free of charge), the component securities of each RevenueShares Index and their respective weightings as of the close of the prior business day. Each business day, the website also publishes, free of charge (or provides a link to another website that will publish free of charge), the securities in each Fund’s portfolio and their respective weightings, and each Fund’s per share NAV, last-traded price and midpoint of the bid/ask spread as of the NAV calculation time, all as of the prior business day.

  Each trading day, the value of each RevenueShares Index will be updated intra-day on a real time basis as individual component securities change in price. These intra-day values will be disseminated every 13 seconds throughout the trading day by organizations authorized by Standard & Poor’s®. Once each trading day, these organizations will disseminate values for each RevenueShares Index, based on closing prices in the relevant exchange market. VTL will publish these disseminated index values on its website (or provide a link to another website that publishes the index values free of charge).

  In the unlikely event that an underlying RevenueShares Index is discontinued or otherwise becomes permanently unavailable, a Fund may consider substituting a different index or taking such other action as the Board of Trustees deems advisable.

  Portfolio Holdings Information

  Information about each Fund’s portfolio holdings is available at www.revenuesharesetfs.com. A summarized description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s SAI.

  Administrator, Custodian and Transfer Agent

  The Bank of New York Mellon (“BNY Mellon”), an affiliate of Mellon Capital, One Wall Street, New York, New York 10286, is the administrator, custodian and transfer agent for each Fund.

  Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

  Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps the accounts and records related to these services, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund.

  Pursuant to a Transfer Agency and Service Agreement with the Trust, BNY Mellon acts as transfer agent for each Fund’s authorized and issued Shares of beneficial interest, and as dividend disbursing agent of the Trust.

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  As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Trust from the Trust’s custody account with BNY Mellon.

  The Funds participate in a securities lending program under which the Funds’ custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Funds’ custodian receives a portion of the interest earned on any reinvested collateral as an offset for the costs of the program.

  Distributor

  Foreside is the principal underwriter and distributor of each Fund’s Shares. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc.

  Other Service Providers

  Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Funds. The Distributor, FCS and FMS are not affiliated with the investment adviser or sub-adviser or with BNY Mellon or its affiliates.

Shareholder Information

  Additional shareholder information is available free of charge by calling toll free: 1-877-738-8870, or visiting the Funds’ website at www.revenuesharesetfs.com.

  Buying and Selling Shares

  The Shares will be issued or redeemed by a Fund at NAV per share only in Creation Unit size. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares. See “Creations, Redemptions and Transaction Fees” below.

  Shares of the Funds will also be listed for trading in the secondary market on the NYSE Arca, and most investors will buy and sell Shares of the Funds in secondary market transactions on the NYSE Arca through brokers. Purchases and sales of Fund Shares in quantities smaller than Creation Unit sites may only be traded on NYSE Arca and may not be directly purchased from, or redeemed by, a Fund. Fund Shares can be bought and sold on the NYSE Arca throughout the trading day like other publicly traded shares. There is no minimum investment.

  Share prices are reported in dollars and cents per Share. Although Fund Shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per-share price differential. When buying or selling Shares through a broker in a secondary market NYSE Arca transaction, you will incur

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  customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

  Book Entry

  Shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for all Shares, and DTC or its nominee is the record owner of all outstanding Shares of the Funds. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a record owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

  Fund Share Trading Prices

  The trading prices of Shares of each Fund on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

  The NYSE Arca intends to disseminate the “approximate value” of Shares of each Fund every 15 seconds. The “approximate value” that is calculated by the NYSE Arca will be based on the value of assets in the portfolio minus a budgeted liability amount and divided by the number of outstanding Shares. This “approximate value” is not related to the price that Shares are trading on the NYSE Arca and is different from the NAV. The “approximate value” should not be viewed as a “real-time” update of the NAV per Share of the Fund, because the “approximate value” may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. None of the Funds are involved in, or responsible for, the calculation or dissemination of the “approximate value” and the Funds do not make any warranty as to its accuracy.

  Frequent Purchases and Redemptions of Fund Shares

  The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at NAV per Share for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the NYSE Arca at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Funds’ shareholders and (b) it is likely that any attempts to market time a Fund by shareholders would result in no negative impact to the Fund or its shareholders.

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  Creations, Redemptions and Transaction Fees

  Creation Units

  Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

  Purchase

  Each day, prior to the opening of trading, the Fund will designate through the National Securities Clearing Corporation (“NSCC”), the names and number of shares of each security to be included in that day’s basket of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Fund’s corresponding benchmark index (“Deposit Securities”). In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of Deposit Securities and generally make a small cash payment referred to as the “Cash Component.” The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the deposit securities.

  Orders must be placed in proper form by or through an “Authorized Participant” that is either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of DTC (“DTC Participant”) that has entered into an agreement with the principal underwriter and the transfer agent with respect to purchases and redemptions of Creation Units. Orders are placed in “proper form” when the orders comply with the order processing procedures identified in the Authorized Participant Agreement for creation or redemption of Shares of the Funds. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m., New York City Time) (“Closing Time”) in order to receive that day’s closing NAV per share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., New York City Time. A “custom order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any deposit security; for example, when a security may not be available in sufficient quantity for delivery or when a security may not be eligible for trading by such Authorized Participant or the investor for which it is acting. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

  A fixed creation transaction fee (the “Creation Transaction Fee”), as described above, is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to custom order transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units through a custom order. See also “Creation and Redemption of Creation Unit Aggregations” in the SAI. The price for each Creation Unit will equal the daily NAV per Share

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  times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

  Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Securities. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

  Legal Restrictions on Transactions in Certain Stocks

  An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock that would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. Such legal restrictions would include, but would not be limited to, restrictions due to affiliated relationships, investment guidelines governing institutional investors or where the investor is an investment banking firm or broker-dealer restricted from holding shares of a company whose securities it recently underwrote. These transactions would be considered custom orders since they involve the substitution of cash in lieu of securities, and purchasers may be subject to a transaction fee of up to four times the standard Creation Transaction Fee. See “Creation Transaction Fees and Redemption Transaction Fees” in this Prospectus. For more details, see also “Creation and Redemption of Creation Unit Aggregations” in the SAI.

  Redemption

  Each Fund’s custodian makes available immediately prior to the opening of business of the NYSE Arca each day, through the facilities of the NSCC, the list of the names and the numbers of shares of a Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a particular Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, the redeeming shareholder will be required to arrange for a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

  An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day’s closing net asset value per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m. New York City Time.

  A fixed redemption transaction fee (the “Redemption Transaction Fee”), as described above, is applicable to each redemption transaction regardless of the number of Creation Units redeemed

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  in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Dividends, Distributions and Taxes

  As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

  Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

    Your Fund makes distributions,
    You sell your Shares listed on the NYSE Arca, and
    You purchase or redeem Creation Units.

  Dividends & Distributions

  Dividends and Distributions. Each Fund intends to elect and qualify to be treated each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and pay quarterly dividends to shareholders of all of its net investment income, if any. Each Fund will also declare and pay net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

  Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

  Avoid “Buying a Dividend.” If you are a taxable investor and invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s Shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

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  Taxes

  Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains, if any, in excess of net short-term capital losses are taxable to you as long-term capital gains no matter how long you have owned your Shares. With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends paid to individual shareholders and designated by a Fund may be qualified dividend income eligible for taxation at long-term capital gain rates provided certain holding period requirements are met.

  Taxes on Exchange-Listed Share Sales. A sale or exchange of Fund Shares is a taxable event. Currently, any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

  Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

  State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

  Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

  Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

  Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements

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  to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

  This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

Other Information

  Distribution Plan

  The Distributor serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

  The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of Shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor, or a dealer agreement with a broker-dealer.

  No 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

  Net Asset Value

  BNY Mellon calculates each Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. New York City Time) every day the New York Stock Exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board of Trustees or its delegate.

  In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day or, in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value pursuant to procedures established by the Board of Trustees.

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  Investments that may be valued at fair value include, among others, an unlisted security where the issuer has announced significant corporate actions or events, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation, or a security affected by a significant event, such as acts of terrorism, natural disasters, government action, armed conflict or significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security will be materially different than the value that could be realized upon the sale of that security.

  Premium/Discount Information

  The Funds anticipate that there is likely to be differences between the daily market price on secondary markets for Shares and the Funds’ NAV. NAV is the price per share at which a Fund issues and redeems Shares, and is calculated as described in the previous section. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the NYSE Arca on which a Fund is listed for trading, as of the time the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

  Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund’s Market Price is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund’s Market Price is trading below the reported NAV, expressed as a percentage of the NAV.

Additional Notices

  Other Investment Companies

  For purposes of the 1940 Act, each Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in Shares of each Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust (the “Order”), including that such registered investment companies enter into an agreement with the Trust.

  Continuous Offering

  The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable federal securities laws. Because new Shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a “distribution,” as that term is used in the Securities Act of 1933, as amended (the “Securities Act”), may be occurring. Any individuals considered to be statutory underwriters with regard to a distribution are subject to prospectus delivery and liability provisions of the Securities Act. Therefore, broker-dealers and

  28

  other persons are cautioned that some activities on their part, depending on the circumstances, may result in their being deemed participants in a distribution in a manner that could render such broker-dealers or other persons statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether a person is an underwriter must take into account all the relevant facts and circumstances of each particular case.

  Broker-dealer firms should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transactions) are generally required to deliver a prospectus. This is because the current prospectus delivery exemption in the Securities Act does not apply to these transactions. However, subject to the terms and conditions of the Order, the Trust has received an exemption from the prospectus delivery obligation in ordinary secondary market transactions, on the condition that purchasers are provided with a product description of the Shares. This exemption only exempts dealers from the prospectus delivery requirement with respect to ordinary secondary market transactions on the NYSE Arca and does not exempt dealers from the prospectus delivery requirement where a dealer’s activities would render the dealer a statutory underwriter. Certain other requirements must also be satisfied with regard to delivery of prospectuses to exchange members in transactions on a national securities exchange. For more information, see “Exchange Listing and Trading/Continuous Offering” in the SAI.

  Counsel and Independent Registered Public Accounting Firm

  Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

  Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103-7096, serves as independent registered public accounting firm of the Trust. Ernst & Young LLP audits the Funds’ financial statements and performs other related tax and audit services.

  29

Financial Highlights

  No financial information is presented for the Funds, as the Funds had not commenced investment operations as of the date of this Prospectus.

  30

  If you want more information about the Funds, the following documents are available free upon request:

  Annual/Semi-Annual Reports

  Additional information about each Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. As of the date of this prospectus, annual and semi-annual reports are not yet available because the Funds have not commenced operations.

  Statement of Additional Information (SAI)

  The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

  You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-877-738-8870. The SAI and shareholder reports will also be available on the Funds’ website, www.revenuesharesetfs.com.

  You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102; or

  Free from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov

  Distributor

  Foreside Fund Services, LLC
  http://www.foresides.com

  RevenueShares ETF Trust

  RevenueShares Consumer Discretionary Sector Fund
  RevenueShares Consumer Staples Sector Fund
  RevenueShares Energy Sector Fund
  RevenueShares Financials Sector Fund
  RevenueShares Health Care Sector Fund
  RevenueShares Industrials Sector Fund
  RevenueShares Information Technology Sector Fund
  RevenueShares Materials Sector Fund
  RevenueShares Utilities Sector Fund

  Prospectus

  Dated October 31, 2008, as supplemented November 21, 2008

  RevenueShares ETF Trust
  Investment Company Act File No. 811-21993

  31

RevenueShares ETF Trust

Statement of Additional Information

  Dated October 31, 2008, as supplemented November 21, 2008

  RevenueShares ETF Trust (the “Trust”) is an open-end management investment company that currently offers shares in fourteen separate and distinct series, representing separate portfolios of investments (each individually referred to as a “Fund,” and collectively referred to as the “Funds”). Each Fund has its own investment objective. The fourteen Funds are:

       RevenueShares Large Cap Fund
  RevenueShares Mid Cap Fund
  RevenueShares Small Cap Fund
  RevenueShares Consumer Discretionary Sector Fund
  RevenueShares Consumer Staples Sector Fund
  RevenueShares Energy Sector Fund
  RevenueShares Financials Sector Fund
  RevenueShares Health Care Sector Fund
  RevenueShares Industrials Sector Fund
  RevenueShares Information Technology Sector Fund
  RevenueShares Materials Sector Fund
  RevenueShares Utilities Sector Fund
  RevenueShares ADR Fund
  RevenueShares Navellier Overall A-100 Fund

  VTL Associates, LLC (“VTL” or “Management”) serves as the investment adviser to each Fund. Mellon Capital Management Corporation (“Mellon Capital”) serves as the sub-adviser to each Fund.

  This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Funds’ current Prospectuses, dated October 31, 2008, as supplemented November 21, 2008. Copies of the Prospectuses may be obtained by calling the Trust directly at 1-877-738-8870. The Prospectuses contain more complete information about the Funds. You should read them carefully before investing.

  Not FDIC Insured. May lose value. No bank guarantee.

  INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE

ARRANGEMENTS	18
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	24
CAPITAL STOCK AND OTHER SECURITIES	26
CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS	28
TAXES	38
DETERMINATION OF NET ASSET VALUE	47
DIVIDENDS AND DISTRIBUTIONS	47
FINANCIAL STATEMENTS	48
APPENDIX A	A-1

  GENERAL INFORMATION ABOUT THE TRUST

  The Trust is a Delaware statutory trust organized on December 15, 2006. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares (“Shares”) of fourteen separate series, representing separate portfolios of investments. The diversified series are RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund. The non-diversified series are RevenueShares Consumer Discretionary Sector Fund, RevenueShares Consumer Staples Sector Fund, RevenueShares Energy Sector Fund, RevenueShares Financials Sector Fund, RevenueShares Health Care Sector Fund, RevenueShares Industrials Sector Fund, RevenueShares Information Technology Sector Fund, RevenueShares Materials Sector Fund, RevenueShares Utilities Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund.

  The Funds offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for (1) a portfolio of equity securities constituting a substantial replication, or representation, of the stocks included in the relevant Fund’s corresponding benchmark index (“Deposit Securities”) and (2) a small cash payment referred to as the “Cash Component.”

  The Funds’ Shares are listed on the NYSE Arca, Inc. (“NYSE Arca”), and trade at market prices. The market price for a Fund’s Shares may be different from its NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares or more. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

  The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares, although it has no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of such full cash creations or redemptions, the transaction fees imposed will be four times the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

  There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of each Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (ii) the value of the underlying index on which a Fund is based is no longer calculated or available, (iii) the “approximate value” of a Fund, as described in “Fund Share Trading Prices” of the Prospectus, is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the

  NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

  As in the case of other stocks traded on the NYSE Arca, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell shares of the Funds in secondary market transactions through brokers on the NYSE Arca and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund.

  The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

  Continuous Offering

  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to these requirements. For more detailed information see “Continuous Offering” in the Prospectus. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT STRATEGIES

  In addition to the fundamental investment restrictions described below under “Investment Restrictions,” and the principal investment policies described in the Funds’ Prospectus, each Fund is subject to the following investment strategies, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Not every Fund will invest in all of the types of securities and financial instruments that are listed.

  American Depositary Receipts

  American Depositary Receipts (“ADRs”) are negotiable U.S. securities that generally represent a non-U.S. company's publicly traded equity. ADRs are publicly available to U.S. investors on U.S. stock exchanges. ADRs are treated in the same manner as other U.S. securities for clearance, settlement, transfer, and ownership purposes. ADRs can also represent debt securities or preferred stock.

  An ADR is a negotiable U.S. security that generally represents a foreign company's publicly traded equity or debt. ADRs are created when a broker purchases a non-U.S. company's shares on its home stock market and delivers the shares to the depositary's local custodian bank, and then instructs the depositary bank to issue depositary receipts. In addition, ADRs may also be purchased and sold in the U.S. secondary trading market, and may trade freely just like any other security on a stock exchange.

  ADRs facilitate U.S. investor purchases of non-U.S. securities and allow non-U.S. companies to have their stock trade in the United States. ADRs permit U.S. investors to access the potential benefits of global diversification, while helping avoid the challenges presented when investing directly in local trading markets. These obstacles can include inefficient trade settlements, uncertain custody services and costly currency conversions. ADRs can help overcome many of the inherent operational and custodial hurdles of international investing. ADRs are also used to facilitate cross-border trading and to raise capital in global equity offerings or for mergers and acquisitions to U.S. and non-U.S. investors.

  Currently, there are over 2,250 ADR programs for companies from over 70 countries. The establishment of an ADR program offers numerous advantages to non-U.S. companies. The primary reasons to establish an ADR program can be divided into two broad considerations: capital and commercial.

  Advantages may include:

    Expanded market share through broadened and more diversified investor exposure with potentially greater liquidity, which may increase or stabilize the share price.
    Enhanced visibility and image for the company's products, services and financial instruments in a marketplace outside its home country.
    Flexible mechanism for raising capital and a vehicle or currency for mergers and acquisitions.
    Enables employees of U.S. subsidiaries of non-U.S. companies to invest more easily in the parent company.

  Increasingly, investors aim to diversify their portfolios internationally. However, obstacles such as undependable settlements, costly currency conversions, unreliable custody services, poor information flow, unfamiliar market practices, confusing tax conventions and internal investment policy may discourage institutions and private investors from venturing outside their local market. Many investors utilize ADRs as a means to diversify their portfolios globally. They may utilize ADRs because of the convenience, enhanced liquidity and cost effectiveness that ADRs offer compared to purchasing and safekeeping ordinary shares in the underlying issuer’s home country. In many cases, an ADR investment can save an investor up to 10-40 basis points annually, compared to the costs associated with trading and holding ordinary shares outside the United States.

  Other ADR advantages may include:

    Quotation in U.S. dollars and payment of dividends or interest in U.S. dollars.
    Diversification without many of the obstacles that ETFs, mutual funds, pension funds and other institutions may have in purchasing and holding securities outside of their local market.
    Elimination of global custodian safekeeping charges, potentially saving depositary receipt investors up to 10 to 40 basis points annually.

    Familiar trade, clearance and settlement procedures.
    Competitive U.S. dollar/foreign exchange rate conversions for dividends and other cash distributions.
    Ability to acquire the underlying securities directly upon cancellation.

  ADR facilities may be unsponsored and sponsored. Unsponsored ADRs are issued by one or more depositaries in response to market demand, but without a formal agreement with the company. Sponsored ADRs may be issued in different levels, available in various trading markets, and are issued by one depositary appointed by the company under a deposit agreement or service contract. Sponsored ADRs offer control over the facility and the ability to raise capital.

  Companies that wish to list their ADRs on a U.S. stock exchange (NASDAQ, American or New York), raise capital or make an acquisition using securities, use Sponsored Level II or Sponsored Level III Depositary Receipts. Level II and Level III Depositary Receipt programs require SEC registration and adherence to applicable requirements for U.S. GAAP. These types of ADRs can also be listed on some exchanges outside the United States. Level II Depositary Receipts are exchange-listed securities but do not involve raising new capital. Level III programs typically generate the most U.S. investor interest because capital is being raised. Generally, companies that choose either a Level II or Level III program will attract a significant number of U.S. investors.

  An ADR is issued by a U.S. depositary bank when the underlying ordinary shares are deposited in the depositary bank's local custodian bank in the company's home market. The underlying ordinary shares are usually deposited by a broker who has purchased the underlying ordinary shares in the open market through its international offices or through a local broker in the company's home market. On the same day that the shares are delivered to the local custodian bank, the local custodian notifies the U.S. depositary bank. After notification, ADRs are issued and delivered to the initiating broker, who then delivers the ADRs evidencing the local underlying shares to purchasing investors.

  Alternatively, when a non-U.S. company completes an offering of new shares, part of which will be sold as ADRs in the U.S. or international market, the company will deliver the shares to the depositary bank's local custodian at the time of the closing. The depositary bank will then issue the corresponding ADRs and deliver them to the members of the underwriting syndicate. With this pool of ADRs, a regular trading market commences where ADRs can then be issued, transferred or canceled.

  Once ADRs are issued, they are tradable on a national stock exchange in the United States upon compliance with SEC regulations. Like other U.S. securities, they can be freely sold to other investors. ADRs may be sold to subsequent U.S. investors by simply transferring them from the existing ADR holder (seller) to another ADR holder (buyer); this is known as an intra-market transaction. An intra-market transaction is settled in the same manner as any other U.S. security purchase: in U.S. dollars on the third business day after the trade date and typically through The Depository Trust Company (DTC). Intra-market trading accounts for approximately 95 percent of all Depositary Receipt trading in the market today. Accordingly, the most important role of a depositary bank is that of Stock Transfer Agent and Registrar. It is therefore critical that the depositary bank maintain sophisticated stock transfer systems and operating capabilities.

  When investors want to sell their ADRs , they notify their broker. The broker can either sell the ADR to another U.S. investor in the U.S. market through an intra-market transaction or sell the shares outside of the U.S., typically into the home market through a cross-border transaction. In cross-border transactions, brokers, either through their international offices or through a local broker in the company's home market, will sell the shares back into the home market. To settle the trade, the U.S. broker will surrender the ADR to the depositary bank with instructions to deliver the shares to the buyer in the home market. The depositary bank will cancel the ADR and instruct the custodian to release the underlying shares and deliver them to the local broker who purchased the shares. The broker will arrange for the foreign currency to be converted into U.S. dollars for payment to the ADR holder. Additionally, the ADR holder would be able to request delivery of the actual shares at any time.

  Once ADRs are issued and there are an adequate number of ADRs outstanding in the U.S. market (usually three percent to six percent of the company's shares in ADR form), a true intra-market trading market emerges. Until this market develops, the majority of ADR purchases result in ADR issuances upon the deposit of shares. When executing an ADR trade, brokers seek to obtain the best price by comparing the ADR price in U.S. dollars to the dollar equivalent price of the actual shares in the home market. Brokers will buy or sell in the market that offers them the best price, and they can do so in three ways: by issuing a new ADR, transferring an existing ADR or canceling an ADR. The broker may also be holding an inventory of ordinary shares, in which case the local trading price is irrelevant. The continuous buying and selling of ADRs in either market tends to keep the price differential between the local and U.S. markets to a minimum. As a result, about 95 percent of ADR trading is done in the form of intra-market trading and does not involve the issuance or cancellation of an ADR.

  The ADR certificate states the responsibilities of the depositary bank with respect to actions such as payment of dividends, voting at shareholder meetings, and handling of rights offerings.

  Cash and Short-Term Investments

  A Fund may invest a portion of its assets, for cash management purposes, in short-term debt securities (including repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies.

  A Fund may invest a portion of its assets in shares issued by money market mutual funds for cash management purposes. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager pending investment of the Fund’s assets in portfolio securities.

  Loans of Portfolio Securities

  A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3)

  the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. There is also a risk that a Fund may not be able to recall securities while they are on loan in time to vote proxies related to those securities.

  The Funds participate in a securities lending program under which the Funds’ custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Funds’ custodian receives a portion of the interest earned on any reinvested collateral as an offset for the costs of the program. The Funds may use the remaining income from the program to offset other fees charged by the Funds’ custodian and its affiliates, including administration and transfer agency fees.

  Borrowing

  Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the asset coverage shall be at least 300%.

  Illiquid Securities

  A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

  Repurchase Agreements

  When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

  To the extent that repurchase agreements are considered to be loans, a Fund will not invest in repurchase agreements if, together with any other loans, more than 33S% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.

  Futures

  Each Fund may enter into futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

  When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as the “initial margin.” This amount is maintained either with the futures commission merchant or in a segregated account at the Funds’ custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. A Fund also may effect futures transactions through futures commission merchants that are affiliated with VTL, Mellon Capital or the Fund in accordance with procedures adopted by the Board. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

  Investment Company Securities

  Securities of other investment companies may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Certain exceptions to these limitations may apply, and the Funds may also rely on any future applicable SEC rules or orders that provide exceptions to these limitations. As a shareholder of another investment company, a Fund would bear, along with other shareholders, the Fund’s pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.

  Segregated Assets

  When engaging in (or purchasing) options, futures or other derivative transactions, a Fund will cause its custodian to earmark on the custodian’s books cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. (Any such assets and securities designated by the custodian on its records are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

  Asset Diversification Rebalancing

  In order to ensure that each Fund qualifies as a regulated investment company under the Internal Revenue Code, each RevenueShares Index is subject to the following asset diversification requirements: (i) the weighted value of any single constituent security measured on the last day of a calendar quarter may not exceed 24.99% of the total value of its respective RevenueShares Index; and (ii) with respect to 50% of the total value of the RevenueShares Index, the weighted value of the constituent securities must be diversified so that no single constituent security measured on the last day of a calendar quarter represents more than 4.99% of the total value of its respective RevenueShares Index or more than 9.99% of the outstanding voting securities of its issuer.

  Rebalancing the RevenueShares Indexes to meet asset diversification requirements will be the responsibility of the Funds’ index provider, Standard and Poors®. If shortly prior to the last business day of any calendar quarter (a “Quarterly Qualification Date”), a constituent security (or two or more constituent securities) approaches the maximum allowable value limits set forth above (the “Asset Diversification Limits”), the percentage that such constituent security (or constituent securities) represents in a RevenueShares Index will be reduced and the weighted value of such constituent security (or constituent securities) will be redistributed across the constituent securities that do not closely approach the Asset Diversification Limits in accordance with the following methodology:

  First, each constituent security that exceeds 24% of the total value of the RevenueShares Index will be reduced to 23% of the total value of the RevenueShares Index and the aggregate amount by which all constituent securities exceed 24% will be redistributed equally across the remaining constituent securities that represent less than 23% of the total value of the RevenueShares Index. If as a result of this redistribution, another constituent security then exceeds 24%, the redistribution will be repeated as necessary.

  Second, with respect to the 50% of the value of the RevenueShares Index accounted for by the lowest weighted constituent securities, each constituent security that exceeds 4.8% of the total value of the RevenueShares Index will be reduced to 4.6% and the aggregate amount by which all constituent securities exceed 4.8% will be distributed equally across all remaining constituent securities that represent less than 4.6% of the total value of the RevenueShares Index. If as a result of this redistribution another constituent securities that did not previously exceed 4.8% of the RevenueShares Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the RevenueShares Index is accounted for by constituent securities representing no more than 4.8% of the total value of the RevenueShares Index.

  Third, with respect to the 50% of the value of the RevenueShares Index accounted for by the lowest weighted constituent securities, each constituent security that exceeds 9.8% of the outstanding voting securities of its issuer will be reduced to 9.6% and the aggregate amount by which all constituent securities exceed 9.8% will be distributed equally across all remaining constituent securities that represent less than 9.6% of the outstanding voting securities of their issuers. If as a result of this redistribution another constituent securities that did not previously exceed 9.8% of the outstanding voting securities of its issuer then exceeds 9.8%, the redistribution will be repeated as necessary until at least 50% of the value of the RevenueShares Index is accounted for by constituent securities representing no more than 9.8% of the outstanding voting securities of their issuers.

  If necessary, this reallocation process may take place more than once prior to a Quarterly Qualification Date to ensure that the RevenueShares Index and its corresponding Fund conform to the requirements for qualification as a regulated investment company under the Internal Revenue Code.

  In addition, the RevenueShares Navellier Overall A-100 Index is subject to a cap of 7% on any one component security’s weighting. If shortly prior to the last business day of any calendar quarter, a constituent security (or two or more constituent securities) approaches the 7% limit, the percentage that such constituent security (or constituent securities) represents in the RevenueShares Navellier Overall A-100 Index will be reduced and the weighted value of such constituent security (or constituent securities) will be redistributed across the constituent securities that do not closely approach the 7% limit in accordance with the same general methodology that is used for tax asset diversification purposes, as described above.

INVESTMENT RESTRICTIONS

  The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Except with respect to borrowing, and unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation. Each Fund may not:

(i)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(ii)	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(iii)	Make loans if, as a result, more than 33S% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

(iv)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(v)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon, or (ii) investing in securities or other instruments that are secured by physical commodities.

(vi)	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(vii)	Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that a Fund may invest 25% or more of its net assets in securities of issuers in the same industry to approximately the same extent that the Fund’s corresponding index concentrates in the securities of a particular industry or group of industries. Accordingly, if the Fund’s corresponding index stops concentrating in the securities of a particular industry or group of industries, the Fund will also discontinue concentrating in such securities.

MANAGEMENT OF THE TRUST

  The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

  The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with VTL and/or Mellon Capital, are listed below. The address of each Trustee and officer of the Trust is One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103.

Independent Trustees

		Term of		Number of
		Office(1)		Portfolios
		and		in Fund	Other
	Position(s)	Length of	Principal	Complex(2)	Directorships
	Held with	Time	Occupation(s) During	Overseen	Held by
Name and Age	Trust	Served	Past 5 Years	by Trustee	Trustee

Vincent DiStefano	Trustee	Since	Orthopaedic Surgeon	14	None
(70)		2006	since 1970.

Lawrence A. Goldberg	Trustee	Since	Attorney since 1967.	14	None
(68)		2006

James C. McAuliffe	Trustee	Since	Retired. Police Officer	14	None
(57)		2006	from 1971 to 2004.

Christian W. Myers, III	Trustee	Since	Firefighter from 1976	14	None
(56)		2006	to present.

John J. Kolodziej	Trustee	Since	Director of Finance, St.	14	None
(52)		2007	Francis Medical Center,
			from 2002 to present.

Interested Trustee

		Term of		Number of
		Office(1)		Portfolios
		and		in Fund	Other
	Position(s)	Length of	Principal	Complex(2)	Directorships
	Held with	Time	Occupation(s) During	Overseen	Held by
Name and Age	Trust	Served	Past 5 Years	by Trustee	Trustee

Vincent T. Lowry(3)	Chairman	Since	Chief Executive	14	None
(57)	and Trustee;	2006	Officer, VTL, from
	President		2004 to present;
			Managing Director,
			Smith Barney, Inc.
			from 1984 to 2004.

(1)	Each Trustee holds office for an indefinite term.

(2)	The “Fund Complex” consists of the Trust, which consists of fourteen Funds.

(3)	Mr. Lowry is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with VTL, the Funds’ investment adviser.

Officers

The officers of the Trust not named above are:

Term of
Office(1)
	Position(s)	and Length
Name and	Held with	of Time
Age	the Trust	Served	Principal Occupation(s) During Past 5 Years

Christopher C. Lanza(2)	Treasurer	Since 2007	Director, ETF Services, Foreside Fund Services, LLC,
(47)			2007 to present; Vice President, Citigroup, from 2004 to
2007; Director, CMB Global Solutions, from 2000 to
2004.

David M. Whitaker(2)	Chief	Since 2007	Chief Operating Officer (since May 2008) and Counsel,
(37)	Compliance		Foreside Financial Group, LLC, from 2007 to present;
	Officer		Managing Member, Beacon Fund Services (consulting),
from 2007 to present; Vice President, Citigroup Fund
Services, from 2004 to 2007; Assistant Counsel, PFPC,
Inc., from 2000 to 2004.

Jennifer Folgia	Secretary	Since 2006	Operations Manager, VTL, from 2004 to present; Sales
(35)			Assistant, Smith Barney, Inc., from 1994 to 2004.

(1)	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

(2)	The Funds’ Treasurer and Chief Compliance Officer also serve as officers of other unaffiliated mutual funds and exchange traded funds for which Foreside Fund Services, LLC, the Distributor, or its affiliates act as distributor or service provider.

  Share Ownership

  As of December 31, 2007, the Funds had not commenced operations. Therefore, none of the Trustees owned Shares of the Funds at that time. As of December 31, 2007, the Independent Trustees did not own any securities issued by VTL, Foreside Fund Services, LLC (“Foreside” or the “Distributor”), The Bank of New York Mellon Corporation, Mellon Capital, or any company controlling, controlled by, or under common control with VTL, the Distributor, The Bank of New York Mellon Corporation, or Mellon Capital.

Trustees’ Compensation
		Pension or	Total
	Annual	Retirement	Compensation
	Aggregate	Benefits Accrued	From the Trust and
	Compensation	As Part of Fund	Fund Complex
Name	From the Trust*	Expenses*	Paid to Trustees*

Independent Trustees
Vincent DiStefano, Trustee	$1,250	None	$1,250
Lawrence A. Goldberg, Trustee	$1,500	None	$1,500
James C. McAuliffe, Trustee	$1,500	None	$1,500
Christian W. Myers, III, Trustee	$1,500	None	$1,500
John J. Kolodziej	$1,250	None	$1,250
Interested Trustee
Vincent T. Lowry, Chairman and	None	None	None
Trustee

  * These figures represent amounts paid from the Trust’s commencement of operations on February 22, 2008 through its fiscal year ended June 30, 2008.

  No officer of the Trust who is also an officer or employee of VTL receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with VTL $1,000 for each meeting in-person meeting attended and $250 for each special telephonic meeting attended. The Trust also reimburses each Trustee and officer for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings.

  Board Committees

  Audit Committee. The Audit Committee is composed of all of the Independent Trustees. John J. Kolodziej is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of each Fund’s financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met once during the fiscal year ended June 30, 2008.

  Nominating Committee. The Nominating Committee is composed of all of the Independent Trustees. James C. McAuliffe is the Chairman of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to: (i) make recommendations and consider shareholder recommendations for nominations for Board members; and (ii) periodically review independent Board member compensation. The Nominating Committee met once during the fiscal year ended June 30, 2008.

  While the Nominating Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating Committee may consider nominees recommended by Fund shareholders. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o VTL Associates, LLC, One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.

  Control Persons and Principal Holders of Securities

  Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is presumed to control that Fund under the provisions of the 1940 Act. Note that a controlling person may possess the ability to control the outcome of matters submitted for shareholder vote of that Fund. As of October 21, 2008, each of the following persons owned 5% or more of the Shares of the applicable Fund. Any person who owns more than 25% may be deemed a controlling shareholder of a Fund. These holdings represent record ownership; the Funds have no knowledge of beneficial ownership.

RevenueShares Large Cap Fund

Wachovia, N.A.	40.88%
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

Pershing LLC	16.76%
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets Inc.	13.20%
333 West 34th Street
New York, NY 10001-2402

First Clearing, LLC	7.16%
10700 Wheat First Drive, WS 1024
Glen Allen, VA 23060

Merrill Lynch	6.07%
101 Hudson St., 9th Floor
Jersey City, NJ 07302

RevenueShares Mid Cap Fund

Goldman Sachs Execution & Clearing LP	30.00%
30 Hudson Street
Jersey City, NJ 07302

Citigroup Global Markets Inc.	23.30%
333 West 34th Street
New York, NY 10001-2402

Merrill Lynch	15.84%
101 Hudson St., 9th Floor
Jersey City, NJ 07302

Timber Hill	7.14%
1 Pickwick Plaza
Greenwich, CT 06830

First Clearing, LLC	6.81%
10700 Wheat First Drive, WS 1024
Glen Allen, VA 23060

RevenueShares Small Cap Fund

Citigroup Global Markets Inc.	27.11%
333 West 34th Street
New York, NY 10001-2402

Merrill Lynch	24.27%
101 Hudson St., 9th Floor
Jersey City, NJ 07302

Goldman Sachs Execution & Clearing LP	16.85%
30 Hudson Street
Jersey City, NJ 07302

Pershing LLC	7.41%
P.O. Box 2052

  As of September 30, 2008, the Trust’s Trustees and officers collectively owned less than 1% of the outstanding Shares of any of the Funds.

  INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS

  Investment Adviser

  VTL, a Pennsylvania limited liability company located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103, serves as the investment adviser to the Funds. Vincent T. Lowry is the majority owner, Chairman and Managing Member of VTL. VTL is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.

  VTL provides investment advisory services to each Fund pursuant to the Investment Advisory Agreement dated October 12, 2007, between the Trust and VTL (the “Advisory Agreement”), as amended August 15, 2008. Pursuant to the Advisory Agreement, the Trust employs VTL generally to manage the investment and reinvestment of the assets of the Funds. Pursuant to the Advisory Agreement, each Fund pays VTL a fee for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The table below provides the total advisory fee payable by each Fund:

Fund	Advisory Fee

RevenueShares Large Cap Fund	0.45%
RevenueShares Mid Cap Fund	0.50%
RevenueShares Small Cap Fund	0.50%
RevenueShares Consumer Discretionary Sector Fund	0.45%
RevenueShares Consumer Staples Sector Fund	0.45%
RevenueShares Energy Sector Fund	0.45%
RevenueShares Financials Sector Fund	0.45%
RevenueShares Health Care Sector Fund	0.45%
RevenueShares Industrials Sector Fund	0.45%
RevenueShares Information Technology Sector Fund	0.45%
RevenueShares Materials Sector Fund	0.45%
RevenueShares Utilities Sector Fund	0.45%
RevenueShares ADR Fund	0.60%
RevenueShares Navellier Overall A-100 Fund	0.60%

  VTL did not collect any advisory fees for the fiscal year ended June 30, 2008 because VTL had contractually agreed to assume expenses, waive fees and/or reimburse expenses of the Funds during this period in order to maintain net expense ratios at a level that was significantly less than actual expenses.

  Sub-Adviser

  Mellon Capital, located at 50 Freemont Street, Suite 3900, San Francisco, CA 94105, serves as the sub-adviser for each Fund. Mellon Capital is responsible for facilitating the appropriate trading, rebalancing the portfolios and providing cash management services to the Funds. As of September 30, 2008, Mellon Capital had approximately $185 billion in assets under management. VTL pays Mellon Capital for providing sub-advisory services for RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund at an

  annual rate of 0.08% of the Fund’s average daily net assets up to $75 million, 0.06% on the next $50 million and 0.03% on the excess. VTL pays Mellon Capital for providing sub-advisory services for RevenueShares Consumer Discretionary Sector Fund, RevenueShares Consumer Staples Sector Fund, RevenueShares Energy Sector Fund, RevenueShares Financials Sector Fund, RevenueShares Health Care Sector Fund, RevenueShares Industrials Sector Fund, RevenueShares Information Technology Sector Fund, RevenueShares Materials Sector Fund, RevenueShares Utilities Sector Fund, RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund at an annual rate of 0.10% of the Fund’s average daily net assets up to $100 million and 0.05% on the excess.

  Portfolio Managers

  Compensation of Portfolio Managers and Other Accounts Managed.

  For his services as a portfolio manager of the Funds and other accounts, Mr. Lowry receives an annual salary from VTL. Set forth below is information regarding the other accounts for which Mr. Lowry has day-to-day portfolio management responsibilities, as of June 30, 2008. In addition to the Funds, Mr. Lowry manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number	Assets	Number	Assets

Registered Investment Companies	0	$ 0	0	$ 0

Other Pooled Investment Vehicles	0	$ 0	0	$ 0

Other Accounts	9	$ 461.3 million	2	$ 44.0 million

  Certain members of the Mellon Capital East Coast Equity Index Strategies Division also serve as portfolio managers for the Funds pursuant to a sub-advisory agreement with the Fund ( the “Sub-Advisory Agreement”). Mellon Capital is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation.

  The primary objectives of the Mellon Capital compensation plans are to:

    Motivate and reward continued growth and profitability
    Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
    Motivate and reward superior business/investment performance
    Create an ownership mentality for all plan participants

  The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional's base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

  All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital's net income.

  Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

  Set forth below is information regarding the other accounts for which Ms. Krisko and Mr. Wetter have day-to-day portfolio management responsibilities, as of June 30, 2008. In addition to the Funds, Ms. Krisko and Mr. Wetter also manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number	Assets	Number	Assets

Registered Investment Companies	98	$ 6.3 billion	None	$ 0

Other Pooled Investment Vehicles	None	$ 0 billion	None	$ 0

Other Accounts	44	$ 10.9 billion	None	$ 0

Description of Material Conflicts of Interest.		Because the portfolio managers manage multiple
portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers does not provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager's bonus and there is no formula that is applied to weight the factors listed (see “Compensation of Portfolio Managers and Other Accounts Managed”). In addition, current trading practices do not allow Mellon Capital to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio’s rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are typically executed at market on close.

  Portfolio Managers’ Ownership of Shares of the Funds. As of June 30, 2008, Mr. Lowry maintained the following positions in the Funds:

Fund	Dollar Range of Equity Securities in the Fund

RevenueShares Large Cap Fund	$50,001-$100,000
RevenueShares Mid Cap Fund	$10,001-$50,000

  None of the other portfolio managers owned Shares of the Funds.

  Administrator and Fund Accountant

  The Bank of New York Mellon (“BNY Mellon”) serves as Administrator and Fund Accountant for the Funds. Its principal address is One Wall Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, tax, accounting services and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust. The Trust did not make any payments to BNY Mellon for administrative services from the Trust’s commencement of operations on February 22, 2008 through its fiscal year ended June 30, 2008.

  Custodian and Transfer Agent

  BNY Mellon also serves as custodian for the Funds pursuant to a Custody Agreement. Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps the accounts and records related to these services, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund.

  As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

  Pursuant to a Transfer Agency and Services Agreement with the Trust, BNY Mellon acts as transfer agent for each Fund’s authorized and issued Shares, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

  Distributor

  The Distributor, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the principal underwriter of the Funds’ Shares and distributes Fund Shares pursuant to a Distribution Agreement. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.” The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Funds. The Distributor is not affiliated with the Trust, the investment adviser or subadviser or any stock exchange. Currently, VTL, at its expense, pays the Distributor a fee for certain distribution-related services.

  Financial Intermediary Wholesaler

  Pacer Financial Inc. (“Pacer”), located at 16 Industrial Boulevard, Suite 201, Paoli, PA 19301, serves as a third-party wholesaler to the Funds. Pursuant to a contractual revenue-sharing arrangement with VTL, Pacer is primarily responsible for promoting the sale of Shares through broker/dealers, financial advisers, and other financial intermediaries. VTL compensates Pacer from its own resources, including profits from advisory fees received from the Funds.

  Calculation Agent

  Standard and Poors®, located at 55 Water Street, New York, NY 10041, serves as calculation agent for the RevenueShares Indexes. Standard and Poors® has entered into a contractual agreement with VTL under which Standard and Poors® will be primarily responsible for Index maintenance, calculation, dissemination and reconstitution activities. VTL compensates Standard and Poors® from its own resources, including profits from advisory fees received from the Funds.

  Other Service Providers

  Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Principal Financial Officer to the Trust under a PFO/Treasurer Agreement. As compensation for the foregoing services, FCS and FMS receive certain out of pocket costs, fixed and asset-based fees, which are accrued daily and paid monthly by the Funds.

  The Compliance and PFO Agreements with respect to the Funds continue in effect until terminated. The Compliance and PFO Agreements are terminable with or without cause and without penalty by the Board of the Trust or by FCS or FMS with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

  Rule 12b-1 Plan

  The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) to compensate persons who provide certain marketing or distribution-related services for the Funds. The Plan provides for payments at an annual rate of 0.25% of each Fund’s average daily net assets.

  Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

  The Plan was adopted in order to permit the implementation of each Fund’s method of distribution. However, no such fee is currently charged to the Funds, and the Board will not impose such fee for one year from the date of the Prospectuses.

  Independent Registered Public Accounting Firm

  Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103-7096, the Trust’s independent registered public accounting firm, examines each Fund’s financial statements and may provide other audit, tax and related services, subject to approval by the Audit Committee when applicable.

  Counsel

  Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Mellon Capital relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

  In seeking to implement the Trust’s policies, Mellon Capital effects transactions with those brokers and dealers that they believe provide the most favorable prices and are capable of providing efficient executions. Mellon Capital does not currently participate in soft dollar transactions with respect to the Funds.

  Mellon Capital assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by Mellon Capital are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by Mellon Capital. In some cases, this procedure could have a detrimental effect on the price or volume of a security purchased or sold for the Funds. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

  As of June 30, 2008, some Funds held securities of their regular broker-dealers, as follows: RevenueShares Large Cap Fund held $364,361 of Citibank, Inc.; $363,205 of J.P. Morgan; $281,589 of Goldman Sachs & Company; $269,397 of Bank of America; $178,210 of Merrill Lynch & Company Inc.; and $78,210 of Lehman Brothers Inc.

  During the period from the commencement of operations of the Trust on February 22, 2008 through the fiscal year ended June 30, 2008, the following Funds paid the following brokerage commissions:

Fund	2008

RevenueShares Large Cap Fund	$14

RevenueShares Mid Cap Fund	$8

RevenueShares Small Cap Fund	$55

  Portfolio Holding Disclosure Policies and Procedures

  The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund.

  Proxy Voting Policy

  The Board has delegated to Mellon Capital the responsibility to vote proxies with respect to the portfolio securities held by the Funds. Mellon Capital has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority. Information on how Mellon Capital voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 may be obtained (i) without charge, upon request, through the Funds’ website at www.revenuesharesetfs.com; and (ii) on the SEC’s website at http://www.sec.gov or the EDGAR database on the SEC’s website. Mellon Capital has adopted The Bank of New York Mellon Corporation’s Proxy Voting Policy, a summary of which is included as Appendix A to this SAI.

  Codes of Ethics

  Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted and, with respect to VTL, approved a joint Code of Ethics covering the Trust and VTL and approved The Bank of New York Mellon Corporation’s Code of Conduct and Personal Securities Trading Policy that govern Mellon Capital (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from any person’s employment activities and that actual and potential conflicts of interest are avoided. The Codes apply to the personal investing activities of certain individuals employed by or associated with the Trust, VTL or Mellon Capital (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are

  permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

  CAPITAL STOCK AND OTHER SECURITIES

  Each Fund is authorized to issue an unlimited number of Shares of beneficial interest without par value. Each Share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other Shares of the Fund.

  Under Delaware law, the Trust is not required to, and the Trust does not presently intend to, hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Management Agreement and the election of Trustees when required by the 1940 Act.

  When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per Share with proportionate voting for fractional Shares. The Shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the Shares of the Fund into a greater or lesser number of Shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

  On any matter submitted to a vote of the shareholders, all Shares shall vote in the aggregate without differentiation between the Shares of the separate Funds or separate classes, if any, provided that (i) with respect to any matter that affects only the interests of some but not all Funds, then only the Shares of such affected Funds, voting separately, shall be entitled to vote on the matter, (ii) with respect to any matter that affects only the interests of some but not all classes, then only the Shares of such affected classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting by Fund or by class, then the Shares of the Trust shall vote as prescribed in that law or regulation.

  Book Entry Only System. The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Book Entry.”

  DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

  DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the American Stock Exchange and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

  Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares.

  Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

  Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

  The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

  CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

  Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form. Orders are placed in “proper form” when the orders comply with the order processing procedures identified in the Authorized Participant Agreement for creation or redemption of Shares of the Funds.

  A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities—the “Deposit Securities”—per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Fund’s corresponding index (“Fund Securities”) and an amount of cash—the “Cash Component”—computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

  The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

  The Funds’ custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

  The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by VTL with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the composition of the stocks in the Fund’s corresponding index.

  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but VTL, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect existing shareholders. The adjustments described above will reflect changes known to VTL on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Fund’s corresponding index or resulting from certain corporate actions.

  Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” A list of existing Authorized Participants that have signed a Participant Agreement is available from the Distributor. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

  All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Funds’ transfer agent no later than the closing time of the regular trading session on the NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Funds’ transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

  All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

  Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Funds’ transfer agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

  Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by VTL and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern Time, of the Business Day following the Transmittal Date.

  All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Funds’ custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Funds’ custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Funds’ transfer agent on the Transmittal Date if (i) such order is received by the Funds’ transfer agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Funds’ custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. Eastern Time and 2:00 p.m. Eastern Time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

  Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below).

  Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).

  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Funds’ custodian by 11:00 a.m. Eastern Time the following Business Day. If the order is not placed in proper form by 4:00

  p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m. Eastern Time on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Funds’ custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

  Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Funds’ custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or VTL, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Funds’ custodian, the Distributor and VTL make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, VTL, Mellon Capital, BNY Mellon, the Distributor, DTC, NSCC, the Funds’ custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Funds’ custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

  Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The table below provides the Standard Creation/Redemption Transaction Fee and the Maximum Creation/Redemption Transaction Fee for each Fund:

	Standard	Maximum

	Creation/Redemption	Creation/Redemption

Fund	Transaction Fee	Transaction Fee

RevenueShares Large Cap Fund	$2,500	$10,000
RevenueShares Mid Cap Fund	$2,000	$8,000
RevenueShares Small Cap Fund	$3,000	$12,000
RevenueShares Consumer Discretionary Sector Fund	$500	$2,000
RevenueShares Consumer Staples Sector Fund	$500	$2,000
RevenueShares Energy Sector Fund	$500	$2,000
RevenueShares Financials Sector Fund	$500	$2,000
RevenueShares Health Care Sector Fund	$500	$2,000
RevenueShares Industrials Sector Fund	$500	$2,000
RevenueShares Information Technology Sector Fund	$500	$2,000
RevenueShares Materials Sector Fund	$500	$2,000
RevenueShares Utilities Sector Fund	$500	$2,000
RevenueShares ADR Fund	$2,500	$10,000
RevenueShares Navellier Overall A-100 Fund	$500	$2,000

  Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Funds’ transfer agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation. Each Fund’s custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

  Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) of up to four times the standard redemption transaction fee may be imposed for a Fund. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

  Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Funds’ transfer agent not later than 4:00 p.m. Eastern Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third Business Day following the date on which such request for redemption is deemed received.

  Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Funds’ transfer agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through

  DTC to the Funds’ custodian no later than 11:00 a.m. Eastern Time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m. Eastern Time for any Cash Component, if any, owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities that are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Funds’ custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Funds’ transfer agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Funds’ custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Funds’ custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Funds’ custodian by 11:00 a.m. Eastern Time the following Business Day pursuant to a properly submitted redemption order.

  If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming

  Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

  The table below describes in further detail the placement of redemption orders outside the clearing process.

	Transmittal Date	Next Business Day	Second Business	Third Business Day

	(T)	(T+1)	Day (T+2)	(T+3)

Creation through NSCC
Standard Orders	4:00 p.m. (ET)	No action.	No action.	Creation Unit
Aggregations will be
	Order must be			delivered.
received by the
Fund’s transfer agent.

Custom Orders	3:00 p.m. (ET)	No action.	No action.	Creation Unit
Aggregations will be
	Order must be			delivered.
received by the
Fund’s transfer agent.

Orders received after
3:00 p.m. (ET) will
be treated as standard
orders.

Creation Outside NSCC
Standard Orders	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Creation Unit
Aggregations will be
	Order in proper form	Deposit Securities must		delivered.
	must be received by	be received by the
	the Fund’s transfer	Fund’s account through
	agent.	DTC.

2:00 p.m. (ET)

Cash Component must
be received by the
Fund’s custodian.

Standard Orders created	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	1:00 p.m. (ET)
in advance of receipt by
the Trust of all or a	Order in proper form	Available Deposit		Missing Deposit
portion of the Deposit	must be received by	Securities.		Securities are due to
Securities	the Fund’s transfer			the Trust or the Trust
	agent.	Cash in an amount		may use cash on
		equal to the sum of (i)		deposit to purchase
		the Cash Component,		missing Deposit
		plus (ii) 105% of the		Securities.
market value of the
		undelivered Deposit		Creation Unit
		Securities.		Aggregations will be
delivered.

Custom Orders	3:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Creation Unit
Aggregations will be
	Order in proper form	Deposit Securities must		delivered.

	Transmittal Date	Next Business Day	Second Business	Third Business Day

	(T)	(T+1)	Day (T+2)	(T+3)

	must be received by	be received by the
	the Fund’s transfer	Fund’s account through
	agent.	DTC.

	Orders received after	2:00 p.m. (ET)
3:00 p.m. (ET) will
	be treated as standard	Cash Component must
	orders.	be received by the
Orders Custodian.

Redemption Through
NSCC
Standard Orders	4:00 p.m. (ET)	No action.	No action.	Fund Securities and
Cash Redemption
	Order must be			Amount will be
	received by the			transferred.
Fund’s transfer agent.

Orders received after
4:00 p.m. (ET) will
be deemed received
on the next business
day (T+1).

Custom Orders	3:00 p.m. (ET)	No action.	No action.	Fund Securities and
Cash Redemption
	Order must be			Amount will be
	received by the			transferred.
Fund’s transfer agent.

Orders received after
3:00 p.m. (ET) will
be treated as standard
orders.

Redemption Outside of
NSCC
Standard Orders	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Fund Securities and
Cash Redemption
	Order must be	Fund Shares must be		Amount is delivered to
	received by the	delivered through DTC		the redeeming
	Fund’s transfer agent.	to the Custodian.		beneficial owner.

	Orders received after	2:00 p.m. (ET)
4:00 p.m. (ET) will
	be deemed received	Cash Component, if
	on the next business	any, is due.
day (T+1).
*If the order is not in
proper form or the Fund
Shares are not
delivered, then the order
will not be deemed
received as of T.

Custom Orders	3:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Fund Securities and
Cash Redemption
	Order must be	Fund Shares must be		Amount is delivered to

Transmittal Date	Next Business Day	Second Business	Third Business Day

(T)	(T+1)	Day (T+2)	(T+3)

received by the	delivered through DTC		the redeeming
Fund’s transfer agent.	to the Fund’s custodian.		beneficial owner.

Orders received after	2:00 p.m. (ET)
3:00 p.m. (ET) will
be treated as standard	Cash Component, if
orders.	any, is due.

*If the order is not in
proper form or the Fund
Shares are not
delivered, then the order
will not be deemed
received as of T.

TAXES

  Taxation of the Funds

  Each Fund a Separate Corporation. Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

  Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”) and intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

  In order to qualify for taxation as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

       (i) A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

       (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

       (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

       Excise Tax Distribution Requirements. As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

       Required distributions. To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

       Post-October losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of June 30 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., July 1).

  Investment in Complex Securities. The Funds may invest in complex securities (e.g., futures, options, etc.) that could be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and defer a Fund’s ability to recognize a loss. In turn, these rules could affect the amount, timing, or character of the income distributed to you by a Fund. For example:

       Investment in Futures and Option Contracts. A Fund is permitted to invest in certain options and futures contracts. If a Fund makes these investments, under certain provisions of the

  Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

       Tax straddles. A Fund’s investment in options and futures contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

       Securities Lending Transactions. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

       Investment in taxable mortgage pools (excess inclusion income). The Funds may invest in U.S. real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. While the Funds do not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

  Taxation of Shareholders

  Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments in portfolio securities. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividends) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional Shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

  Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales of securities in anticipation of their removal from a Fund’s corresponding index or by reason of the application of certain tax rules such as those described above under the heading, “Investment in Futures and Option Contracts.” Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

  Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

  Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund Shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

  Purchase of Shares. As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

  Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares.

       Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

       Wash sales. All or a portion of any loss that you realize on a redemption of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

  Cost Basis Reporting. Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for Shares purchased in the Fund on or after January 1, 2012.

  U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

  Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by a Fund may be designated as qualified dividend income eligible for taxation by individuals at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on a Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

  Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund Shares, include the day you sold your Shares but not the day you acquired these Shares.

  While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

  After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

  This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

  Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund were a regular corporation.

  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

  Backup Withholding. By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

    provide your correct social security or taxpayer identification number, certify that this number is correct,
    certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

  A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

  Non-U.S. Investors Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

  In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

  Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

  Interest-related dividends. With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax.

  “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

  Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

  Other Dividends. Income dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

  Effectively Connected Income. If you hold your Fund Shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

  Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S.-REITs. The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

  The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a U.S.-REIT (other than one that is domestically controlled) as follows:

    The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and
    You are a non-U.S. shareholder that owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the distribution.
    If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
    In addition, even if you do not own more than 5% of a class of Fund Shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

  These rules apply to dividends with respect to a Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.- REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

  Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

  U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund Shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of Shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

  U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

  This discussion of “TAXES” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

  DETERMINATION OF NET ASSET VALUE

  The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

  The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees including, without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Funds’ custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

  In computing each Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or, in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

  The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

  General Policies. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company under the Tax Code, or to avoid imposition of income or excise taxes on undistributed income.

  Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners with proceeds received from a Fund.

  Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

FINANCIAL STATEMENTS

       The 2008 Annual Report for the RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund for the fiscal period ended June 30, 2008 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent registered Public Accounting Firm appearing therein are incorporated by reference in this SAI. As of the date of this Registration Statement, the remaining Series had not commenced operations, therefore no financial statements are provided. Financial statements for the remaining Series will be sent to shareholders when available.

APPENDIX A

  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

  The Trust has delegated to Mellon Capital the authority and responsibility for voting proxies on the portfolio securities held by each Fund. Mellon Capital understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

  Mellon Capital through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Mellon Capital seeks to act solely in the best financial and economic interest of the applicable client. Mellon Capital will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon Capital will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

  Mellon Capital recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Mellon Capital and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

  All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur

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  during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

  In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

  Mellon Capital will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded. A complete copy of the Proxy Policy may be obtained by writing to: Judy Manion at 500 Grant Street, Suite 2600, Pittsburgh, PA 15258.

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